      As filed with the Securities and Exchange Commission on June 27, 1997
                                                     1933 Act File No. 2-74959
                                                     1940 Act File No. 811-3327


================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               -------------------


                                    FORM N-1A
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 21
                                       AND
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 22


                         MFS GOVERNMENT SECURITIES FUND
               (Exact name of Registrant as specified in Charter)

                500 Boylston, Street, Boston, Massachusetts 02116
                    (Address of principal executive offices)

        Registrant's Telephone Number, Including Area Code: 617-954-5000
           Stephen E. Cavan, Massachusetts Financial Services Company,
                500 Boylston Street, Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                  Approximate Date of Proposed Public Offering:
  It is proposed that this filing will become effective (check appropriate box)


|_| immediately upon filing pursuant to paragraph (b)
|X| on June 28, 1997 pursuant to paragraph (b)
|_| 60 days after filing pursuant to paragraph (a)(i)
|_| on [date] pursuant to paragraph (a)(i)
|_| 75 days after filing pursuant to paragraph (a)(ii)
|_| on [date] pursuant to paragraph (a)(ii) of rule 485.


If appropriate, check the following box:
|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment


Pursuant to Rule 24f-2, the Registrant has registered an indefinite number of its Shares of Beneficial Interest (without par value), under the Securities Act of 1933. The Registrant filed a Rule 24f-2 Notice with respect to its fiscal year ended February 28, 1997 on April 29, 1997.

================================================================================

                         MFS GOVERNMENT SECURITIES FUND

                              CROSS REFERENCE SHEET

         (Pursuant to Rule 404 showing location in Prospectus and/or Statement of Additional Information of the responses to the Items in Parts A and B of Form N-1A)

    ITEM NUMBER                                                                 STATEMENT OF ADDITIONAL
FORM N-1A, PART A                      PROSPECTUS CAPTION                             INFORMATION
-----------------                      ------------------                             -----------

    1  (a),(b)          Front Cover Page                                                 *

    2  (a)              Expense Summary                                                  *

       (b),(c)                                  *                                        *

    3  (a)              Condensed Financial Information                                  *

       (b)                                      *                                        *

       (c)              Information Concerning Shares of the                             *
                          Fund - Performance Information

       (d)              Performance Information                                          *

    4  (a)              The Fund; Investment Objective and                               *
                          Policies

       (b),(c)          Investment Objective and Policies                                *

    5  (a)              The Fund; Management of the Fund -                               *
                          Investment Adviser

       (b)              Front Cover Page; Management of                                  *
                          the Fund - Investment Adviser;
                          Back Cover Page

       (c)              Management of the Fund - Investment                              *
                          Adviser


       (d)              Management of the Fund -
                          Administrator                                                  *

       (e)              Management of the Fund - Investment                              *
                          Adviser; Back Cover Page

       (f)              Expense Summary; Condensed                                       *
                          Financial Information

       (g)              Investment Objective and Policies;                               *
                          Information Concerning Shares
                          of the Fund - Purchases


       (h)                                      *                                        *


    5A (a),(b),(c)                             **                                       **

    6  (a)              Information Concerning Shares of
                          the Fund - Purchases;
                          Information Concerning Shares
                          of the Fund - Exchanges;
                          Information Concerning Shares
                          of the Fund - Description of
                          Shares, Voting Rights and
                          Liabilities; Information
                          Concerning Shares of the Fund -
                          Redemptions and Repurchases

       (b),(c),(d)                              *                                        *

       (e)              Shareholder Services                                             *

       (f)              Information Concerning Shares of                                 *
                          the Fund - Distributions;
                          Shareholder Services -
                          Distribution Options

       (g)              Information Concerning Shares of                                 *
                          the Fund - Tax Status; Information
                          Concerning Shares of the Fund -
                          Distributions

       (h)                                      *                                        *

    7  (a)              Front Cover Page; Management of                                  *
                          the Fund - Distributor;  Back Cover
                          Page

       (b)              Information Concerning Shares of                                 *
                          the Fund - Purchases; Information
                          Concerning Shares of the Fund -
                          Net Asset Value

       (c)              Information Concerning Shares of                                 *
                          the Fund - Purchases; Information
                          Concerning Shares of the Fund -
                          Exchanges; Shareholder Services

       (d)              Front Cover Page; Information                                    *
                          Concerning Shares of the Fund -
                          Purchases; Shareholder Services

       (e)              Information Concerning Shares of                                 *
                          the Fund - Distribution Plans;
                          Expense Summary; Information
                          Concerning Shares of the Fund -
                          Purchases

       (f)              Information Concerning Shares of                                 *
                          the Fund - Distribution Plans


       (g)              Expense Summary; Information                                     *
                          Concerning Shares of the Fund -
                          Purchases; Information
                          Concerning Shares of the Fund
                          Exchanges; Information
                          Concerning Shares of the Fund
                          Redemptions and Repurchases;
                          Information Concerning Shares
                          of the Fund - Distribution
                          Plan; Information Concerning
                          Shares of the Fund -
                          Distributions; Information
                          Concerning Shares of the Fund -
                          Performance Information;
                          Shareholder Services


    8  (a)              Information Concerning Shares of                                 *
                          the Fund - Redemptions and
                          Repurchases; Information
                          Concerning Shares of the Fund -
                          Purchases; Shareholder Services

       (b),(c),(d)      Information Concerning Shares of                                 *
                          the Fund - Redemptions and
                          Repurchases

    9                                           *                                        *

   10  (a),(b)                                  *                             Front Cover Page

   11                                           *                             Front Cover Page

   12                   The Fund                                              Definitions; The Fund

    ITEM NUMBER                                                                 STATEMENT OF ADDITIONAL
FORM N-1A, PART B                      PROSPECTUS CAPTION                               INFORMATION
-----------------                      ------------------                               -----------

   13  (a),(b),(c),                             *                             Investment Objective,Policies and
                                                                                Restrictions

       (d)                                      *                                        *


   14  (a),(b),(c)                              *                             Management of the Fund - Trustees
                                                                                and Officers; Management of the
                                                                                Fund -Trustees and Officers;
                                                                                Trustee Compensation Table


   15  (a)                                      *                                        *

       (b),(c)                                  *                             Management of the Fund - Trustees
                                                                                and Officers

   16  (a)              Management of the Fund -                              Management of the Fund -
                          Investment Adviser                                    Investment Adviser; Management
                                                                                of the Fund - Trustees and Officers

       (b)              Management of the Fund -                              Management of the Fund -
                          Investment Adviser                                    Investment Adviser; Management

       (c)                                      *                                        *


       (d)                                      *                             Management of the Fund -
                                                                                Investment Adviser;
                                                                                Administrator


       (e)                                      *                             Portfolio Trading

       (f)              Information Concerning Shares                         Distribution Plans
                          of the Fund - Distribution
                          Plans

       (g)                                      *                                        *

       (h)                                      *                             Management of the Fund -
                                                                                Custodian; Independent
                                                                                Accountants and Financial
                                                                                Statements; Back Cover Page

       (i)                                      *                             Management of Fund - Shareholder
                                                                                Servicing Agent

   17  (a),(b),(c)                              *                             Portfolio Trading
       (d),(e)

   18  (a)              Information Concerning Shares                         Description of Shares, Voting
                          of the Fund - Description of                          Rights and Liabilities
                          Shares, Voting Rights and
                          Liabilities

       (b)                                      *                                        *

   19  (a)              Information Concerning Shares                         Shareholder Services
                          of the Fund - Purchases;
                          Shareholder Services

       (b)              Information Concerning Shares                         Management of the Fund -
                          of the Fund - Net Asset Value;                        Distributor; Determination of
                          Information Concerning Shares                         Net Assets Value and
                          of the Fund - Purchases                               Performance - Net Asset Value

       (c)                                      *                                        *

   20                                           *                             Tax Status

   21  (a),(b)                                  *                             Management of the Fund -
                                                                                Distributor; Distribution Plans

       (c)                                      *                                        *

   22  (a)                                      *                                        *


       (b)                                      *                             Determination of Net Asset Value
                                                                                and Performance; Performance
                                                                                Information


   23                                           *                             Independent Accountants and
                                                                                Financial Statements

-----------------------------
*   Not Applicable
** Contained in annual report

                         MFS GOVERNMENT SECURITIES FUND


                 SUPPLEMENT TO THE JULY 1, 1997 PROSPECTUS AND
                      STATEMENT OF ADDITIONAL INFORMATION

     THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED JULY 1, 1997, AND CONTAINS A DESCRIPTION OF CLASS I SHARES.


     CLASS I SHARES ARE AVAILABLE FOR PURCHASE ONLY BY CERTAIN INVESTORS AS DESCRIBED UNDER THE CAPTION "ELIGIBLE PURCHASERS" BELOW.

EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES:                                       CLASS I
   Maximum Initial Sales Charge Imposed on Purchases of Fund
     Shares (as a percentage of offering price).......................    None
   Maximum Contingent Deferred Sales Charge (as a percentage
     of original purchase price or redemption proceeds, as applicable)    None

ANNUAL OPERATING EXPENSES OF THE FUND (AS A PERCENTAGE OF AVERAGE NET ASSETS):

   Management Fees (after expense limitation)(1)......................    0.30 %
   Rule 12b-1 Fees....................................................    None
   Other Expenses(2)(3)...............................................    0.305%
                                                                          ------
   Total Operating Expenses (after expense limitation)(4).............    0.605%
         .........
(1) As of April 1, 1997, the Adviser voluntarily reduced the management fee to 0.30% per annum of the Fund's average daily net assets for an indefinite period of time. Absent this reduction, the management fee would have been 0.40%.
(2) "Other Expenses" is based on Class A expenses incurred during the fiscal year ended February 28, 1997.

(3) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

(4) Absent the expense limitation described in footnote (1) above, "Total Operating Expenses" would have been 0.705% of the Fund's average daily net assets.


                               EXAMPLE OF EXPENSES

     An investor would pay the following dollar amounts of expenses on a $1,000 investment in Class I shares of the Fund, assuming (a) a 5% annual return and
(b) redemption at the end of each of the time periods indicated:

          PERIOD                                               CLASS I

          1 year........................................          $ 6
          3 years.......................................           19

     The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. A more complete description of the Fund's management fee is set forth under the caption "Management of the Fund" in the Prospectus.

THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION

     The following information has been audited and should be read in conjunction with the financial statements included in the Fund's Annual Report to Shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors, given upon their authority as experts in accounting and auditing. The Fund's independent auditors are Deloitte & Touche LLP.

FINANCIAL HIGHLIGHTS - CLASS I SHARES
                                                                        1997**

Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $ 9.41

Income from investment operations# -
     Net investment income@                                          $ 0.10
     Net realized and unrealized loss on investments                  (0.01)

         Total from investment operations                            $ 0.09

Less distributions declared to shareholders from net investment
  income                                                             $(0.10)

Net asset value - end of period                                      $ 9.40


Total return                                                           1.03%++

Ratios (to average net assets)/Supplemental data@:
     Expenses##                                                        0.48%+
     Net investment income                                             7.22%+
Portfolio turnover                                                      339%
Net assets, end of period (000 omitted)                              $  470

** For the period from the commencement of offering of Class I shares, January
   2, 1997 to February 28, 1997.
+  Annualized.
++ Not annualized.
#  Per share data is based on average shares outstanding.
## The Fund's expenses are calculated without reduction for fees paid indirectly.
@ The investment adviser did not impose a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:

        Net investment income                                       $  0.09
        Ratios (to average net assets):
           Expenses##                                                  0.63%+
           Net investment income                                       7.07%+


ELIGIBLE PURCHASERS

Class I shares are available for purchase only by the following purchasers ("Eligible Purchasers"):

(i) certain retirement plans established for the benefit of employees of Massachusetts Financial Services Company ("MFS"), the Fund's investment adviser, and employees of MFS' affiliates; and

(ii) any fund distributed by MFS Fund Distributors, Inc. ("MFD"), the Fund's distributor, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other funds distributed by MFD.

In no event will the Fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of Class I shares; the payment of any such sales commission or compensation would, under the Fund's policies, disqualify the purchaser as an eligible investor of Class I shares.


SHARE CLASSES OFFERED BY THE FUND

     Four classes of shares of the Fund currently are offered for sale, Class A shares, Class B shares, Class C shares and Class I shares. Class I shares are available for purchase only by Eligible Purchasers, as defined above, and are described in this Supplement. Class A shares, Class B shares and Class C shares are described in the Fund's Prospectus and are available for purchase by the general public.

     Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 4.75% of the offering price (or a contingent deferred sales charge (a "CDSC") upon redemption of 1.00% during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans), and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class I shares are offered at net asset value without an initial sales charge or CDSC and are not subject to a distribution or service fee. Class C and Class I shares do not convert to any other class of shares of the Fund.

OTHER INFORMATION

     Eligible Purchasers may purchase Class I shares only directly through MFD. Eligible Purchasers may exchange Class I shares of the Fund for Class I shares of any other MFS Fund available for purchase by such Eligible Purchasers at their net asset value (if available for sale), and may exchange Class I shares of the Fund for shares of the MFS Money Market Fund (if available for sale), and may redeem Class I shares of the Fund at net asset value. Distributions paid by the Fund with respect to Class I shares generally will be greater than those paid with respect to Class A shares, Class B shares and Class C shares because expenses attributable to Class A shares, Class B shares and Class C shares generally will be higher.

     The Adviser has voluntarily reduced its management fee to 0.30% per annum of the Fund's average daily net assets for an indefinite period of time. This arrangement may be revised or terminated at any time without notice to shareholders.


                   THE DATE OF THIS SUPPLEMENT IS JULY 1, 1997

                                          PROSPECTUS
                                          July 1, 1997
MFS(R) GOVERNMENT                         Class A Shares of Beneficial Interest
SECURITIES FUND                           Class B Shares of Beneficial Interest
(A member of the MFS Family of Funds(R))  Class C Shares of Beneficial Interest
-------------------------------------------------------------------------------
                                                                          Page
                                                                          ----
1. Expense Summary .....................................................     2
2. The Fund ............................................................     3
3. Condensed Financial Information .....................................     4
4. Investment Objective and Policies ...................................     6
5. Management of the Fund ..............................................     9
6. Information Concerning Shares of the Fund ...........................    11
      Purchases ........................................................    11
      Exchanges ........................................................    15
      Redemptions and Repurchases ......................................    16
      Distribution Plan ................................................    19
      Distributions ....................................................    21
      Tax Status .......................................................    21
      Net Asset Value ..................................................    21
      Description of Shares, Voting Rights and Liabilities .............    22
      Performance Information ..........................................    22
7. Shareholder Services ................................................    23
   Appendix A ..........................................................   A-1
   Appendix B ..........................................................   B-1

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
    SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
         PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
            REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MFS GOVERNMENT SECURITIES FUND
500 Boylston Street, Boston, MA 02116 (617) 954-5000
The investment objective of MFS Government Securities Fund (the "Fund") is to provide current income and preservation of principal. The Fund seeks to achieve this objective by investing in securities that are issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities ("Government Securities") and by investing in obligations that are fully collateralized or otherwise fully secured by Government Securities (see "Investment Objective and Policies" below). The minimum initial investment is generally $1,000 per account (see "Purchases" below).

The Fund's investment adviser and distributor are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116.
INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY FINANCIAL INSTITUTION. SHARES OF MUTUAL FUNDS ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED, AND WILL FLUCTUATE IN VALUE. YOU MAY RECEIVE MORE OR LESS THAN YOU PAID WHEN YOU REDEEM YOUR SHARES.

This Prospectus sets forth concisely the information concerning the Fund that a prospective investor ought to know before investing. The Fund has filed with the Securities and Exchange Commission ("SEC") a Statement of Additional Information, dated July 1, 1997, as amended or supplemented from time to time (the "SAI"), which contains more detailed information about the Fund and is incorporated into this Prospectus by reference. See page 24 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). The SEC maintains an Internet World Wide Web site that contains the SAI, materials that are incorporated by reference into this Prospectus and the SAI, and other information regarding the Fund. This Prospectus is available on the Adviser's Internet World Wide Web site at http://www.mfs.com.

  INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

1.  EXPENSE SUMMARY

                                                                           CLASS A           CLASS B           CLASS C
                                                                           -------           -------           -------
SHAREHOLDER TRANSACTION EXPENSES:
    Maximum Initial Sales Charge Imposed on Purchases of Fund Shares
      (as a percentage of offering price) ............................      4.75 %            0.00 %            0.00 %
    Maximum Contingent Deferred Sales Charge (as a percentage of
      original purchase price or redemption proceeds, as applicable) .   See Below(1)         4.00 %            1.00 %

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS):
    Management Fees (after applicable fee reduction)(2)...............      0.30 %            0.30 %            0.30 %
    Rule 12b-1 Fees ..................................................      0.35 %(3)         1.00 %(4)         1.00 %(4)
    Other Expenses(5) ................................................      0.305%            0.305%            0.305%
                                                                            -----             -----             -----
    Total Operating Expenses (after applicable fee reduction)(6) .....      0.955%            1.605%            1.605%
------------

(1) Purchases of $1 million or more and certain purchases by retirement plans are not subject to an initial sales charge; however, a contingent deferred sales charge ("CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see "Information Concerning
    Shares of the Fund -- Purchases" below).

(2) As of April 1, 1997, the Adviser voluntarily reduced its management fee to 0.30% per annum of the Fund's average daily net assets for an indefinite period of time. Prior to that date, the Adviser voluntarily reduced its management fee to 0.25% per annum of the Fund's average daily net assets. Absent such reduction, "Management
    Fees" would have been 0.40%.

(3) The Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment
    Company Act of 1940, as amended (the "1940 Act") (the "Distribution Plan"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to Class A shares. Distribution expenses paid under the Distribution Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Information Concerning Shares of the
    Fund -- Distribution Plan" below.

(4) The Fund's Distribution Plan provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 1.00% per annum of the average daily net assets attributable to Class B and Class C shares, respectively. Distribution expenses paid under the Distribution Plan with respect to Class B or Class C shares, together with any CDSC payable upon redemption of Class B or Class C shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Information Concerning Shares of the Fund -- Distribution Plan" below.

(5) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

(6) Absent the reduction in the Fund's management fees, "Total Operating Expenses" for Class A, Class B and Class C
    shares of the Fund would have been 1.055%, 1.705% and 1.705%, respectively, of the Fund's average daily net assets attributable to such shares on an annualized basis.



                             EXAMPLE OF EXPENSES

An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):


PERIOD              CLASS A          CLASS B                  CLASS C
------              ------  ------------------------  -------------------------
                                            (1)                       (1)
 1 year ..........   $ 57     $ 56         $ 16         $ 26         $ 16
 3 years .........     76       81           51           51           51
 5 years .........     98      107           87           87           87
10 years .........    159      173(2)       173(2)       191          191

----------
(1) Assumes no redemption.
(2) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.


The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following expenses of the Fund are set forth in the following sections of this Prospectus: (i) varying sales charges on share purchases -- "Purchases"; (ii) varying CDSCs -- "Purchases";
(iii) management fees -- "Investment Adviser"; and (iv) Rule 12b-1 (i.e., distribution plan) fees -- "Distribution Plan."


THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


2.  THE FUND
The Fund is an open-end, diversified management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts in 1981, but which commenced business with its current investment objective in 1984. Shares of the Fund are sold continuously to the public and the Fund then uses the proceeds to buy securities for its portfolio. Three classes of shares of the Fund currently are offered for sale to the general public. Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 4.75% of the offering price (or a CDSC upon redemption of 1.00% during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans) and subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class C shares do not convert to any other class of shares of the Fund. In addition, the Fund offers an additional class of shares, Class I shares, exclusively to certain institutional investors. Class I shares are made available by means of a separate Prospectus Supplement provided to institutional investors eligible to purchase Class I shares, and are offered at net asset value without an initial sales charge or CDSC upon redemption and without an annual distribution and service fee.


The Board of Trustees provides broad supervision over the affairs of the Fund. MFS is the Fund's investment adviser. A majority of the Trustees are not affiliated with the Adviser. The Adviser is responsible for the management of the Fund's assets and the officers of the Fund are responsible for its operations. The Adviser manages the portfolio from day to day in accordance with the Fund's investment objective and policies. The selection of investments and the way they are managed depend on the conditions and trends in the economy and the financial marketplaces. The Fund also offers to buy back (redeem) its shares from its shareholders at any time at net asset value less any applicable CDSC.


3.  CONDENSED FINANCIAL INFORMATION
The following information has been audited for at least the latest five fiscal years of the Fund and should be read in conjunction with the financial statements included in the Fund's Annual Report to shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors given upon their authority as experts in accounting and auditing. The Fund's current independent auditors are Deloitte & Touche LLP.


                             FINANCIAL HIGHLIGHTS


                                                                                    ELEVEN
                                        YEAR ENDED                                  MONTHS
                    --------------------------------------------------               ENDED                   YEAR ENDED MARCH 31,
                    FEBRUARY 28,      FEBRUARY 29,        FEBRUARY 28,        FEBRUARY 28,                 ------------------------
                            1997              1996                1995                1994                  1993               1992
-----------------------------------------------------------------------------------------------------------------------------------
                     CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value
 -- beginning of
 period                   $ 9.67            $ 9.22              $ 9.79              $10.00                $ 9.43             $ 9.29
                          ------            ------              ------              ------                ------             ------

Income from investment operations# --
  Net investment
   income(S)              $ 0.62            $ 0.66              $ 0.67              $ 0.63                $ 0.67             $ 0.75
  Net realized and
   unrealized gain
   (loss) on investments   (0.28)             0.45               (0.58)              (0.20)                 0.60               0.14
                          ------            ------              ------              ------                ------             ------
    Total from investment
      operations          $ 0.34            $ 1.11              $ 0.09              $ 0.43                $ 1.27             $ 0.89
                          ------            ------              ------              ------                ------             ------

Less distributions declared to shareholders --
  From net investment
   income                 $(0.61)           $(0.66)             $(0.66)             $(0.58)(++)           $(0.70)            $(0.75)
  In excess of
   net realized
   gain on investments       --                --                  --                (0.06)                  --                 --
                          ------            ------              ------              ------                ------             ------
    Total distributions
      declared to
      shareholders        $(0.61)           $(0.66)             $(0.66)             $(0.64)               $(0.70)            $(0.75)
                          ------            ------              ------              ------                ------             ------
Net asset value
  -- end of period        $ 9.40            $ 9.67              $ 9.22              $ 9.79                $10.00             $ 9.43
                          ======            ======              ======              ======                ======             ======
Total return(+)            3.67%            12.29%               1.21%               6.57%+               13.94%              9.96%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
  Expenses##               0.91%             0.84%               0.79%               0.68%+                1.20%              1.25%
  Net investment
   income                  6.56%             6.83%               7.24%               6.83%+                7.18%              7.95%
PORTFOLIO TURNOVER          339%              352%                385%                167%                  264%               270%
NET ASSETS AT
  END OF PERIOD
  (000 OMITTED)         $293,286          $322,740            $318,116            $372,702              $356,735           $356,366

----------
   + Annualized.
 (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(++) Amount includes distribution in excess of net investment income of less than $0.001 per share for the period indicated.
   # Per share data for the periods subsequent to February 28, 1994 is based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 (S) The investment adviser did not impose a portion of its management fee for certain periods indicated. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:

    Net investment
      income              $ 0.61            $ 0.64              $ 0.65              $ 0.59                  --                 --
    RATIOS (TO AVERAGE NET ASSETS):
      Expenses##           1.06%             1.05%               1.05%               1.17%+                 --                 --
      Net investment
        income             6.41%             6.62%               6.98%               6.34%+                 --                 --

                                                                             YEAR ENDED MARCH 31,
                                           ----------------------------------------------------------------------------------------
                                                1991               1990               1989               1988             1987
                                           ----------------------------------------------------------------------------------------
                                              CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period         $ 9.10             $ 9.05             $ 9.56             $10.22           $10.53
                                               ------             ------             ------             ------           ------

Income from investment operations --
  Net investment income                        $ 0.78             $ 0.82             $ 0.86             $ 0.87           $ 0.94
  Net realized and unrealized gain
   (loss) on investments                         0.19               0.04              (0.51)             (0.59)           (0.20)
                                               ------             ------             ------             ------           ------
    Total from investment operations           $ 0.97             $ 0.86             $ 0.35             $ 0.28           $ 0.74
                                               ------             ------             ------             ------           ------

Less distributions declared to shareholders --
  From net investment income                   $(0.78)            $(0.81)            $(0.86)            $(0.88)          $(0.94)
  In excess of net realized gain on
   investments                                   --                 --                 --                (0.06)           (0.11)
                                               ------             ------             ------             ------           ------
    Total distributions declared to
      shareholders                             $(0.78)            $(0.81)            $(0.86)            $(0.94)          $(1.05)
                                               ------             ------             ------             ------           ------
Net asset value -- end of period               $ 9.29             $ 9.10             $ 9.05             $ 9.56           $10.22
                                               ======             ======             ======             ======           ======

Total return(+)                                11.13%              9.72%              3.84%              3.11%            7.48%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses                                      1.28%              1.29%              1.40%              1.18%            1.18%
  Net investment income                         8.56%              8.81%              9.25%              9.10%            9.14%
PORTFOLIO TURNOVER                                95%               260%               346%               417%             191%
NET ASSETS AT END OF PERIOD (000
 OMITTED)                                    $323,612           $327,877           $348,617           $397,239         $487,975

----------
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.



                                                                  YEAR ENDED                                    PERIOD ENDED
                                 ---------------------------------------------------------------------------    -------------------
                                FEBRUARY 28,       FEBRUARY 29,       FEBRUARY 28,       FEBRUARY 28,           FEBRUARY 28,
                                        1997               1996               1995              1994*                1997**
--------------------------------------------------------------------------------------------------------------  ------------------
                                     CLASS B                                                                        CLASS C
--------------------------------------------------------------------------------------------------------------  ------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning
  of period                           $ 9.66             $ 9.22             $ 9.78             $10.16                $ 9.51
                                      ------             ------             ------             ------                ------

Income from investment operations# --
  Net investment income(S)            $ 0.55             $ 0.59             $ 0.59             $ 0.30                $ 0.47
  Net realized and unrealized
    gain (loss) on investments         (0.28)              0.44              (0.56)             (0.43)                (0.09)
                                      ------             ------             ------             ------                ------
    Total from investment
      operations                      $ 0.27             $ 1.03             $ 0.03             $(0.13)               $ 0.38
                                      ------             ------             ------             ------                ------

Less distributions declared to shareholders --
  From net investment income          $(0.54)            $(0.59)            $(0.59)            $(0.25)(++)           $(0.46)
                                      ------             ------             ------             ------                ------
Net asset value -- end of
  period                              $ 9.39             $ 9.66             $ 9.22             $ 9.78                $ 9.43
                                      ======             ======             ======             ======                ======
Total return(+)                        2.92%             11.46%              0.57%            (1.29)%                 4.06%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
  Expenses##                           1.62%              1.56%              1.51%              1.39%+                1.55%+
  Net investment income                5.85%              6.09%              6.52%              5.92%+                5.97%+
PORTFOLIO TURNOVER                      339%               352%               385%               167%                  339%
NET ASSETS AT END OF PERIOD
 (000 OMITTED)                      $114,861           $124,921           $105,178           $113,107                $6,046

----------
*    For the period from the commencement of offering of Class B shares, August 30, 1993 to February 28, 1994.
**   For the period from the commencement of offering of Class C shares, April 1, 1996 to February 28, 1997.
+    Annualized.
++   Not annualized.
#    Per share data for the periods subsequent to February 28, 1994 is based on average shares outstanding.
##   For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(++) Amount includes distribution in excess of net investment income of less than $0.001 per share for the period indicated.
(S)  The investment adviser did not impose a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:

    Net investment income             $ 0.54             $ 0.57             $ 0.57             $ 0.28                $ 0.46
    RATIOS (TO AVERAGE NET ASSETS):
      Expenses##                       1.77%              1.77%              1.77%              1.87%+                1.70%+
      Net investment income            5.70%              5.88%              6.26%              5.44%+                5.82%+

4.  INVESTMENT OBJECTIVE AND POLICIES
INVESTMENT OBJECTIVE -- The Fund's investment objective is to provide current income and preservation of principal. Any investment involves risk and there can be no assurance that the Fund will achieve its investment objective.


INVESTMENT POLICIES -- The Fund seeks to achieve its investment objective by investing in Government Securities and by investing in obligations that are fully collateralized or otherwise fully secured by Government Securities as described below. Government Securities include (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance:
U.S. Treasury bills (maturity of one year or less); U.S. Treasury notes (maturities of one to 10 years); and U.S. Treasury bonds (generally maturities of greater than 10 years), all of which are backed by the full faith and credit of the U.S. Government; and (2) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities; some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association ("GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association; and some of which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, e.g. obligations of the Federal National Mortgage Association ("FNMA"). No assurance can be given that the U.S. Government will provide financial support to these entities because it is not obligated by law, in certain instances, to do so. The primary types of Government Securities in which the Fund invests are listed in Appendix B.

The Fund may invest a significant portion of its assets in GNMA Certificates. Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. For a further description of these and other such obligations and of the consequences of the prepayment of mortgages underlying these Certificates, see "Mortgage Pass-Through Securities" below and Appendix B.

When and if available, Government Securities may be purchased at a discount from face value. However, the Fund does not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive.

Government Securities do not generally involve the credit risks associated with other types of fixed income securities. However, like other fixed income securities, the values of Government Securities change as interest rates fluctuate. THE NET ASSET VALUE OF THE SHARES OF AN OPEN-END INVESTMENT COMPANY SUCH AS THE FUND, WHICH INVESTS IN FIXED INCOME SECURITIES, CHANGES AS THE GENERAL LEVELS OF INTEREST RATES FLUCTUATE. WHEN INTEREST RATES DECLINE, THE VALUE OF A PORTFOLIO INVESTED AT HIGHER YIELDS CAN BE EXPECTED TO RISE. CONVERSELY, WHEN INTEREST RATES RISE, THE VALUE OF A PORTFOLIO INVESTED AT LOWER YIELDS CAN BE EXPECTED TO DECLINE. Although changes in the value of the Fund's portfolio securities subsequent to their acquisition are reflected in the net asset value of shares of the Fund, such changes will not affect the income received by the Fund from such securities. However, since available yields vary over time, no specific level of income can ever be assured. The dividends paid by the Fund will increase or decrease in relation to the income received by the Fund from its investments, which will in any case be reduced by the Fund's expenses before being distributed to the Fund's shareholders.

In order to make the Fund an eligible investment for Federal Credit Unions ("FCUs") and national banks, the Fund will invest in Government Securities that are eligible for investment by such institutions without limitation, and will also generally be managed so as to qualify as an eligible investment for such institutions. The Fund will comply with all investment limitations applicable to FCUs including the requirement that a FCU may only purchase Collateralized Mortgage Obligations (as described below) which would be eligible under the high risk securities test of Part 703 of the National Credit Union Administration Rules and Regulations.

ALTHOUGH THE FUND INVESTS IN GOVERNMENT SECURITIES, SHARES OF THE FUND ARE NEITHER GUARANTEED NOR INSURED BY THE U.S. GOVERNMENT OR ITS AGENCIES, AUTHORITIES OR INSTRUMENTALITIES.

ZERO COUPON SECURITIES: Government Securities may also include zero coupon Government Securities which are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the Government Securities will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than Government Securities which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. The Fund will not invest in zero coupon Government Securities with maturities that exceed 10 years.

MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities where the payment of principal and interest on the mortgage pass-through securities or the underlying mortgages is guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayments. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed income securities. For a further description of mortgage pass-through securities, see the SAI.

The Fund may also invest in obligations that are fully collateralized or otherwise fully secured by Government Securities, some of which are described below.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by GNMA, FNMA or the Federal Home Loan Mortgage Corporation and, in the case of the Fund, must be collateralized by Government Securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). CMOs also include multiclass pass-through securities which are interests in a trust composed of Mortgage Assets, unless otherwise noted. CMOs may be issued by U.S. agencies, authorities or instrumentalities or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. In a CMO, a series of bonds or certificates are usually issued in multiple classes with different maturities. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium, if any has been paid. The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes. For a further description of CMOs and the risks related to transactions therein, see the SAI.

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with primary reporting dealers that report to the Federal Reserve Bank of New York and with the 100 largest U.S. commercial banks in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, the Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, the Fund has adopted certain procedures intended to minimize risk.

LENDING OF SECURITIES: The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and to member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund will continue to collect the equivalent of interest on the securities loaned and will also receive either interest (through investment of cash collateral) or a fee (if the collateral is Government Securities or a letter of credit). If the Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the value of the total assets of the Fund.

"WHEN-ISSUED" SECURITIES: Some Government Securities may be purchased on a "when-issued" or on a "forward delivery" basis, which means that the obligations will be delivered to the Fund at a future date beyond customary settlement time. The commitment to purchase an obligation for which payment will be made on a future date may be deemed a separate security. Although the Fund is not limited as to the amount of Government Securities for which it may have commitments to purchase on such bases, it is expected that under normal circumstances the Fund will not commit more than 30% of its total assets to such purchases. The Fund does not pay for such obligations until received, and does not start earning interest on the obligations until the contractual settlement date. In order to invest its assets immediately, while awaiting delivery of the obligations purchased on such bases, the Fund will invest in cash, cash equivalents or Government Securities. For additional information concerning these securities, see the Fund's SAI.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which the Fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

PORTFOLIO MANAGEMENT: The Fund intends to fully manage its portfolio by buying and selling Government Securities, as well as holding selected obligations to maturity. The Fund seeks to maximize the return on its portfolio by taking advantage of market developments and yield disparities. For a description of the strategies which may be used by the Fund in managing its portfolio, see the SAI.


The primary consideration in placing portfolio security transactions with broker-dealers is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. From time to time, the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g., fees charged by the custodian of the Fund's assets). For the fiscal year ended February 28, 1997, the Fund had a portfolio turnover rate of over 100%. Transaction costs incurred by the Fund and the realized capital gains and losses of the Fund may be greater than that of a fund with a lesser portfolio turnover rate. For a further discussion of portfolio trading, see the SAI.

                             --------------------


The investment objective and the policies described above may be changed without shareholder approval.

The SAI includes a discussion of other investment policies and a listing of specific investment restrictions which govern the Fund's investment policies. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless indicated otherwise. The Fund's investment limitations and policies are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.


5.  MANAGEMENT OF THE FUND
INVESTMENT ADVISER -- The Adviser manages the assets of the Fund pursuant to an Investment Advisory Agreement, dated July 18, 1984 as amended February 1, 1994 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Steven E. Nothern, a Senior Vice President of the Adviser, has been the Fund's portfolio manager since January 1991. Mr. Nothern has been employed as a portfolio manager by the Adviser since 1986. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives a management fee equal to the lesser of (i) 0.40% of the Fund's average daily net assets or (ii) 0.25% of the Fund's average daily net assets plus 3.40% of the Fund's gross income (i.e., income other than from the sale of securities), in each case on an annualized basis for the Fund's then-current fiscal year. Effective April 1, 1997, the Adviser has voluntarily agreed to reduce the Fund's management fee to 0.30% of the Fund's average daily net assets for an indefinite period of time. This arrangement may be revised or terminated at any time without notice to shareholders.

For the fiscal year ended February 28, 1997, MFS received management fees under the Advisory Agreement of $1,076,326, equivalent to 0.25% of the Fund's average daily net assets. Due to the voluntary reduction of management fees, $645,570 of management fees were not imposed on the Fund.

MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds"), MFS Institutional Trust, MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Union Standard Trust, MFS Variable Insurance Trust, MFS/Sun Life Series Trust and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") in connection with the sale of various fixed/ variable annuity contracts. MFS and its wholly owned subsidiary, MFS Institutional Advisors, Inc., provide investment advice to substantial private clients.

MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $58.27 billion on behalf of approximately 2.5 million investor accounts as of May 31, 1997. As of such date, the MFS organization managed approximately $34.19 billion of assets in equity securities and approximately $19.93 billion of assets in fixed income securities. MFS is a subsidiary of Sun Life of Canada (U.S.), a subsidiary of Sun Life of Canada (U.S.) Holdings, Inc., which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Donald A. Stewart, John D. McNeil and Arnold D. Scott. Mr. Brodkin is the Chairman, Mr. Shames is the President and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Messrs. McNeil and Stewart are the Chairman and President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.

A. Keith Brodkin, the Chairman of MFS, is also the Chairman, President and a Trustee of the Fund. W. Thomas London, James O. Yost, Stephen E. Cavan and James R. Bordewick, Jr., Ellen M. Moynihan and Mark E. Bradley, all of whom are officers of MFS, are officers of the Fund.

MFS has established a strategic alliance with Foreign & Colonial Management Ltd. ("Foreign & Colonial"). Foreign & Colonial is a subsidiary of two of the world's oldest financial services institutions, the London-based Foreign & Colonial Investment Trust PLC, which pioneered the idea of investment management in 1868, and HYPO-BANK (Bayerische Hypotheken-und Wechsel-Bank AG), the oldest publicly listed bank in Germany, founded in 1835. As part of this alliance, the portfolio managers and investment analysts of MFS and Foreign & Colonial share their views on a variety of investment related issues, such as the economy, securities markets, portfolio securities and their issuers, investment recommendations, strategies and techniques, risk analysis, trading strategies and other portfolio management matters. MFS has access to the extensive international equity investment expertise of Foreign & Colonial, and Foreign & Colonial has access to the extensive U.S. equity investment expertise of MFS. MFS and Foreign & Colonial each have investment personnel working in each other's offices in Boston and London, respectively.


In certain instances there may be securities which are suitable for the Fund's portfolio as well as for portfolios of other clients of MFS or clients of Foreign & Colonial. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS and Foreign & Colonial, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Fund is concerned, in other cases, however, it may produce increased investment opportunities for the Fund.


ADMINISTRATOR -- MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997. Under this Agreement, the Fund pays MFS an administrative fee of up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.


DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the Fund and each of the other MFS Funds.

SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency, certain dividend disbursing agency and other services for the Fund.


6.  INFORMATION CONCERNING SHARES OF THE FUND
PURCHASES
Class A, B and C shares of the Fund may be purchased at the public offering price through any dealer and other financial institution ("dealers") having a selling agreement with MFD. Dealers may also charge their customers fees relating to investments in the Fund.

This Prospectus offers Class A, B and C shares which bear sales charges and distribution fees in different forms and amounts, as described below:


CLASS A SHARES: Class A shares are generally offered at net asset value plus an initial sales charge, but in certain cases are offered at net asset value without an initial sales charge but subject to a CDSC.

    PURCHASES SUBJECT TO INITIAL SALES CHARGE. Class A shares are offered at net asset value plus an initial sales charge as follows:

-------------------------------------------------------------------------------
                                SALES CHARGE* AS PERCENTAGE OF:
                                  ---------------------------   DEALER ALLOWANCE
                                                   NET AMOUNT   AS A PERCENTAGE
     AMOUNT OF PURCHASE           OFFERING PRICE    INVESTED   OF OFFERING PRICE
     ------------------           --------------    --------   -----------------
Less than $100,000 ..............      4.75%          4.99%          4.00%
$100,000 but less than $250,000 .      4.00           4.17           3.20
$250,000 but less than $500,000 .      2.95           3.04           2.25
$500,000 but less than $1,000,000      2.20           2.25           1.70
$1,000,000 or more ..............     None**         None**       See Below**
-------------------------------------------------------------------------------

* Because of rounding in the calculation of offering price, actual sales charges may be more or less than those calculated using the percentages above.

** A CDSC will apply to such purchases, as discussed below.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price, as shown in the above table. In the case of the maximum sales charge, the dealer retains 4% and MFD retains approximately 3/4 of 1% of the public offering price. The sales charge may vary depending on the number of shares of the Fund as well as certain other MFS Funds owned or being purchased, the existence of an agreement to purchase additional shares during a 13-month period (or 36-month period for purchases of $1 million or more) or other special purchase programs. A description of the Right of Accumulation, Letter of Intent and Group Purchase privileges by which the sales charge may be reduced is set forth in the SAI.


    PURCHASES SUBJECT TO A CDSC (BUT NOT SUBJECT TO AN INITIAL SALES CHARGE). In the following four circumstances, Class A shares are offered at net asset value without an initial sales charge but subject to a CDSC, equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares, in the event of a share redemption within 12 months following the purchase:

      (i) on investments of $1 million or more in Class A shares;

     (ii) on investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if, prior to July 1, 1996: (a) the Plan had established an account with the Shareholder Servicing Agent and (b) the sponsoring organization has demonstrated to the satisfaction of MFD that either
          (i) the employer had at least 25 employees or (ii) the aggregate purchases by the retirement plan of Class A shares of funds in the MFS Family of Funds (the "MFS Funds") would be in an aggregate amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

    (iii) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the retirement plan and/or sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or any similar recordkeeping system made available by the Shareholder Servicing Agent (the "MFS Participant Recordkeeping System"); (b) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996; and (c) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds will be in an aggregate amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion; and

    (iv) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996 and (b) the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. THE RETIREMENT PLAN WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE PLAN OR ITS SPONSORING ORGANIZATION INFORMS THE SHAREHOLDER SERVICING AGENT PRIOR TO THE PURCHASE THAT THE PLAN HAS A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS. THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY.

In the case of such purchases, MFD will pay commissions to dealers on new investments in Class A shares made through such dealers, as follows:

       COMMISSION PAID
          BY MFD
        TO DEALERS                CUMULATIVE PURCHASE AMOUNT
        ----------                --------------------------

          1.00%            On the first $2,000,000, plus
          0.80%            Over $2,000,000 to $3,000,000, plus
          0.50%            Over $3,000,000 to $50,000,000, plus
          0.25%            Over $50,000,000

For purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares made on or after April 1, 1996, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).

See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.

WAIVERS OF INITIAL SALES CHARGE AND CDSC. In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemptions of Class A shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class A shares is waived with respect to shares held by certain retirement plans qualified under Section 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and subject to ERISA, where:

     (i) the retirement plan and/or sponsoring organization does not subscribe to the MFS Participant Recordkeeping System; and

    (ii) the retirement plan and/or sponsoring organization demonstrates to the satisfaction of, and certifies to, the Shareholder Servicing Agent that the retirement plan has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds and aggregate assets of at least $10 million;

provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated or partially terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with, any other entity.

CLASS B SHARES: Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC as follows:


             YEAR OF                                               CONTINGENT
           REDEMPTION                                            DEFERRED SALES
         AFTER PURCHASE                                              CHARGE
         --------------                                              ------
          First .............................................           4%
          Second ............................................           4%
          Third .............................................           3%
          Fourth ............................................           3%
          Fifth .............................................           2%
          Sixth .............................................           1%
          Seventh and following .............................           0%

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividends or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.


Except as described below, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Distribution Plan (see "Distribution Plan" below) at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

Class B shares purchased by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established its account with the Shareholder Servicing Agent on or after July 1, 1996, will be subject to the CDSC described above, only under limited circumstances, as explained below under "Waivers of CDSC." With respect to such purchases, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan. As discussed above, such retirement plans are eligible to purchase Class A shares of the Fund at net asset value without an initial sales charge but subject to a 1% CDSC if the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. IN THIS EVENT, THE PLAN OR ITS SPONSORING ORGANIZATION SHOULD INFORM THE SHAREHOLDER SERVICING AGENT THAT THE PLAN IS ELIGIBLE TO PURCHASE CLASS A SHARES UNDER THIS CATEGORY; THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY FOR THE PURCHASE OF CLASS A SHARES.

    WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class B shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class B shares is waived with respect to shares held by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established an account with the Shareholder Servicing Agent on or after July 1, 1996; provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated or partially terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with, any other entity.

    CONVERSION OF CLASS B SHARES. Class B shares of the Fund that remain outstanding for approximately eight years will convert to Class A shares of the same Fund. Shares purchased through the reinvestment of distributions paid in respect of Class B shares will be treated as Class B shares for purposes of the payment of the distribution and service fees under the Fund's Distribution Plan. See "Distribution Plan" below. However, for purposes of conversion to Class A shares, all shares in a shareholder's account that were purchased through the reinvestment of dividends and distributions paid in respect of Class B shares (and which have not converted to Class A shares as provided in the following sentence) will be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bear to the shareholder's total Class B shares not acquired through reinvestment. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.


CLASS C SHARES: Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year. Class C shares do not convert to any other class of shares of the Fund. The maximum investment in Class C shares that may be made is up to $1,000,000 per transaction.

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividend or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.


MFD will pay dealers 1.00% of the purchase price of Class C shares purchased through dealers and, as compensation therefor, MFD will retain the 1.00% per annum distribution and service fee paid under the Fund's Distribution Plan to MFD for the first year after purchase (see "Distribution Plan" below).


Class C shares are not currently available for purchase by any retirement plan qualified under Sections 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code") if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar recordkeeping program made available by the Shareholder Servicing Agent.

    WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class C shares is waived. These circumstances are described in Appendix A to this Prospectus.

GENERAL: The following information applies to purchases of all classes of the Fund's shares.

    MINIMUM INVESTMENT. Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax deferred retirement programs (other than IRAs) involving the submission of investments by means of group remittal statements are subject to a $50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is $50 per account. Accounts being established for participation in the Automatic Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. The Fund reserves the right to cease offering its shares at any time.


    SUBSEQUENT INVESTMENT BY TELEPHONE. Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

    RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING. Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserves the right to reject or restrict any specific purchase or exchange request. In the event that the Fund or MFD rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

The Fund is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Fund defines a "market timer" as an individual, or organization acting on behalf of one or more individudals, if (i) the individual or organization makes three or more exchange requests out of the Fund per calendar year and (ii) any one of such exchange requests represents shares equal in value to 1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

As noted above, the Fund and MFD each reserves the right to reject or restrict any specific purchase and exchange request and, in addition, may impose specific limitations with respect to market timers, including delaying for up to seven days the purchase side of an exchange request by market timers or specifically rejecting or otherwise restricting purchase or exchange requests by market timers. Other funds in the MFS Family of Funds may have different and/or more restrictive policies with respect to market timers than the Fund. These policies are disclosed in the prospectuses of these other MFS Funds.

    DEALER CONCESSIONS. Dealers may receive different compensation with respect to sales of Class A, Class B and Class C shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B and/or Class C shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives, payment for travel expenses, including lodging, incurred by registered representatives for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Funds, and/or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.


    SPECIAL INVESTMENT PROGRAMS. For shareholders who elect to participate in certain investment programs (e.g., the Automatic Investment Plan) or other shareholder services, MFD or its affiliates may either (i) give a gift of nominal value, such as a hand-held calculator, or (ii) make a nominal charitable contribution on their behalf.

    RESTRICTIONS ON ACTIVITIES OF NATIONAL BANKS. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of the prohibition has not been clearly defined, MFD believes that such Act should not preclude banks from entering into agency agreements with MFD. If, however, a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services in respect of shareholders who invested in the Fund through a national bank. It is not expected that shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.


                             --------------------


A shareholder whose shares are held in the name of, or controlled by, a dealer might not receive many of the privileges and services from the Fund (such as Right of Accumulation, Letter of Intent and certain recordkeeping services) that the Fund ordinarily provides.

EXCHANGES
Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds in the MFS Family of Funds (the "MFS Funds") at net asset value (if available for sale). Shares of one class may not be exchanged for shares of any other class.

EXCHANGES AMONG MFS FUNDS (EXCLUDING EXCHANGES FROM MFS MONEY MARKET FUNDS): No initial sales charges or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

EXCHANGES FROM AN MFS MONEY MARKET FUND: Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "Exchanges" in the Prospectuses of those MFS money market funds.

EXCHANGES INVOLVING THE MFS FIXED FUND: Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.


GENERAL: A shareholder should read the prospectus of the other MFS Fund into which an exchange is made and consider the differences in objectives, policies and restrictions before making any exchange. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record) and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. If an Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (the "Exchange"), the exchange will occur on that day if all the requirements set forth above have been complied with at that time and subject to the Fund's right to reject purchase orders. No more than five exchanges may be made in any one Exchange Request by telephone. Additional information concerning this exchange privilege and prospectuses for any of the other MFS Funds may be obtained from dealers or the Shareholder Servicing Agent. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to the shareholder making the exchange. Exchanges by telephone are automatically available to most non-retirement plan accounts and certain retirement plan accounts. For further information regarding exchanges by telephone, see "Redemptions by Telephone." The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timers.

REDEMPTIONS AND REPURCHASES
A shareholder may withdraw all or any portion of the value of his account on any date on which the Fund is open for business by redeeming shares at their net asset value (a redemption) or by selling such shares to the Fund through a dealer (a repurchase). Certain redemptions and repurchases are, however, subject to a CDSC. See "Contingent Deferred Sales Charge" below. Because the net asset value of shares of the account fluctuates, redemptions or repurchases, which are taxable transactions, are likely to result in gains or losses to the shareholder. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased or received in exchange for shares purchased by check (including certified checks or cashier's checks). Payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared. See "Tax Status" below.


REDEMPTION BY MAIL: Each shareholder may redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder Servicing Agent (see back cover for address) a stock power with a written request for redemption or letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimis exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, the Fund will make payment in cash of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists.

REDEMPTION BY TELEPHONE: Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee." The proceeds of such a redemption, reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge, if the redemption proceeds do not exceed $1,000, and are wired in federal funds to the designated account if the redemption proceeds exceed $1,000. If a telephone redemption request is received by the Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

REPURCHASE THROUGH A DEALER: If a shareholder desires to sell his shares through his dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. IF THE DEALER RECEIVES THE SHAREHOLDER'S ORDER PRIOR TO THE CLOSE OF REGULAR TRADING ON THE EXCHANGE AND COMMUNICATES IT TO MFD BEFORE THE CLOSE OF BUSINESS ON THE SAME DAY, THE SHAREHOLDER WILL RECEIVE THE NET ASSET VALUE CALCULATED ON THAT DAY, REDUCED BY THE AMOUNT OF ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD.

REDEMPTION BY CHECK: Only Class A and Class C shares may be redeemed by check. A shareholder owning Class A or Class C shares of the Fund may elect to have a special account with State Street Bank and Trust Company (the "Bank") for the purpose of redeeming Class A or Class C shares from his or her account by check. The Bank will provide each Class A or Class C shareholder, upon request, with forms of checks drawn on the Bank. Only shareholders having accounts in which no share certificates have been issued will be permitted to redeem shares by check. Checks may be made payable in any amount not less than $500. Shareholders wishing to avail themselves of this redemption by check privilege should so request on their Account Application, must execute signature cards (for additional information, see the Account Application) with signature guaranteed in the manner set forth under the caption "Signature Guarantee" below, and must return any Class A or Class C share certificates issued to them. Additional documentation will be required from corporations, partnerships, fiduciaries or other such institutional investors. All checks must be signed by the shareholder(s) of record exactly as the account is registered before the Bank will honor them. The shareholders of joint accounts may authorize each shareholder to redeem by check. The check may not draw on monthly dividends which have been declared but not distributed. SHAREHOLDERS WHO PURCHASE CLASS A AND CLASS C SHARES BY CHECK (INCLUDING CERTIFIED CHECKS OR CASHIER'S CHECKS) MAY WRITE CHECKS AGAINST THOSE SHARES ONLY AFTER THEY HAVE BEEN ON THE FUND'S BOOKS FOR 15 DAYS. WHEN SUCH A CHECK IS PRESENTED TO THE BANK FOR PAYMENT, A SUFFICIENT NUMBER OF FULL AND FRACTIONAL SHARES WILL BE REDEEMED TO COVER THE AMOUNT OF THE CHECK, ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD. IF THE AMOUNT OF THE CHECK, PLUS ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD IS GREATER THAN THE VALUE OF CLASS A OR CLASS C SHARES HELD IN THE SHAREHOLDER'S ACCOUNT, THE CHECK WILL BE RETURNED UNPAID, AND THE SHAREHOLDER MAY BE SUBJECT TO EXTRA CHARGES. TO AVOID DISHONOR OF CHECKS DUE TO FLUCTUATIONS IN ACCOUNT VALUE, SHAREHOLDERS ARE ADVISED AGAINST REDEEMING ALL OR MOST OF THEIR ACCOUNT BY CHECK. CHECKS SHOULD NOT BE USED TO CLOSE A FUND ACCOUNT BECAUSE WHEN THE CHECK IS WRITTEN, THE SHAREHOLDER WILL NOT KNOW THE EXACT TOTAL VALUE OF THE ACCOUNT ON THE DAY THE CHECK CLEARS. There is presently no charge to the shareholder for the maintenance of this special account or for the clearance of any checks, but the Fund and the Bank reserve the right to impose such charges or to modify or terminate the redemption by check privilege at any time.


CONTINGENT DEFERRED SALES CHARGE: Investments in Class A, Class B and Class C shares ("Direct Purchases") will be subject to a CDSC for a period of: (i) with respect to Class A and Class C shares, 12 months (however, the CDSC on Class A shares is only imposed with respect to purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares); or (ii) with respect to Class B shares, six years. Purchases of Class A shares made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of the month and each subsequent month. Class C and Class B shares purchased on or after January 1, 1993 will be aggregated on a calendar month basis -- all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. For Class B shares of the Fund purchased prior to January 1, 1993, transactions will be aggregated on a calendar year basis -- all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business on December 31 of that year and each subsequent year.

At the time of a redemption, the amount by which the value of a shareholder's account for a particular class of shares represented by Direct Purchases exceeds the sum of the six calendar year aggregations (12 months in the case of purchases of Class C shares and of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares"). Therefore, at the time of redemption of a particular class, (i) any Free Amount is not subject to the CDSC and (ii) the amount of the redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but (iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a CDSC. The CDSC will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate. The CDSC to be imposed upon redemptions of shares will be calculated as set forth in "Purchases" above.


The applicability of a CDSC will be unaffected by exchanges or transfers of registration, except as described in Appendix A hereto.

GENERAL: The following information applies to redemptions and repurchases of all classes of the Fund's shares.

    SIGNATURE GUARANTEE: In order to protect shareholders against fraud, the Fund requires, in certain instances as indicated above, that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent.

    REINSTATEMENT PRIVILEGE: Shareholders of the Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase for Class C shares and certain Class A share purchases, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the SAI regarding this privilege.


    IN-KIND DISTRIBUTIONS: The Fund agrees to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Fund has reserved the right to pay other redemptions, either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash.

    INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS: Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account for their then-current value if at any time the total investment in such account drops below $500 because of redemptions or exchanges, except in the case of accounts being established for monthly automatic investments and certain payroll savings programs, Automatic Exchange Plan accounts and tax-deferred retirement plans, for which there is a lower minimum investment requirement. See "Purchases -- General -- Minimum Investment." Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

DISTRIBUTION PLAN
The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Distribution Plan"), after having concluded that there is a reasonable likelihood that the Plan would benefit the Fund and its shareholders.


In certain circumstances, the fees described below may not be imposed or are being waived. These circumstances, if any, are described below under the heading "Current Level of Distribution and Service Fees."


FEATURES COMMON TO EACH CLASS OF SHARE: There are features of the Distribution Plan that are common to each class of shares, as described below.

    SERVICE FEES. The Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B or Class C shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

    DISTRIBUTION FEES. The Distribution Plan provides that the Fund may pay MFD a distribution fee based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. See "Management of the Fund -- Distributor" in the SAI. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expense incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

    OTHER COMMON FEATURES. Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each class of shares covered by the Distribution Plan.

FEATURES UNIQUE TO EACH CLASS OF SHARES: There are certain features of the Distribution Plan that are unique to each class of shares, as described below.

    CLASS A SHARES. Class A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). See "Purchases -- Class A Shares" above. In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.10% of the Fund's average daily net assets attributable to Class A shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commission to dealers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). See "Purchases -- Class A Shares" above. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of the average daily net assets of the Fund attributable to Class A shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

    CLASS B SHARES. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class B Shares" above. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares, as described under "Purchases -- Class B Shares" above).

    CLASS C SHARES. Class C shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class C shares" above. MFD will pay a commission to dealers of 1.00% of the purchase price of Class C shares purchased through dealers at the time of purchase. In compensation for this 1.00% commission paid by MFD to dealers, MFD will retain the 1.00% per annum Class C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and dealers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Distribution Plan equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C shares.


    CURRENT LEVEL OF DISTRIBUTION AND SERVICE FEES. The Fund's Class A, Class B and Class C distribution and service fees for its current fiscal year are 0.35%, 1.00% and 1.00%, respectively.

DISTRIBUTIONS
The Fund intends to pay substantially all of its net investment income to its shareholders as dividends on a monthly basis. In determining the net investment income available for distributions, the Fund may rely on projections of its anticipated net investment income over a longer term, rather than its actual net investment income for the period. The Fund may make one or more distributions during the calendar year to its shareholders from any long-term capital gains, and may also make one or more distributions to its shareholders from short-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the same class with respect to which a distribution is made. See "Tax Status" and "Shareholder Services -- Distribution Options" below. Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares because expenses attributable to Class B and Class C shares will generally be higher.


TAX STATUS
In order to minimize the taxes the Fund would otherwise be required to pay, the Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Because the Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any entity level federal income or excise taxes.

Shareholders of the Fund normally will have to pay federal income taxes on the dividends and capital gain distributions they receive from the Fund, whether the distribution is paid in cash or reinvested in additional shares. The Fund expects that none of its distributions will be eligible for the dividends received deduction for corporations. Shareholders may not have to pay state or local taxes on dividends derived from interest on U.S. Government obligations. Investors should consult with their tax advisers in this regard. Shortly after the end of each calendar year, each shareholder will be sent a statement setting forth the federal income tax status of all dividends and distributions for that year, including the portion taxable as ordinary income, the portion, if any, taxable as long-term capital gain, the portion, if any, representing a return of capital (which is free of current taxes but results in a basis reduction), the portion representing interest on U.S. Government obligations, and the amount, if any, of federal income tax withheld.


Fund distributions will reduce the Fund's net asset value per share. Shareholders who buy shares shortly before the Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


The Fund intends to withhold U.S. federal income tax at the rate of 30% on dividends and other payments that are subject to such withholding and that are made to persons who are neither citizens nor residents of the U.S., regardless of whether a lower rate may be permitted under an applicable treaty. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. Prospective investors should read the Fund's Account Application for additional information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences to them of an investment in the Fund.

NET ASSET VALUE
The net asset value per share of shares of each class of the Fund is determined each day during which the Exchange is open for trading. This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Assets in the Fund's portfolio are valued on the basis of their market values or otherwise at their fair values, as described in the SAI. The net asset value per share of each class of shares is effective for orders received in "good order" by the dealer prior to its calculation and received by MFD prior to the close of that business day.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Fund has three classes of shares which it offers to the general public, entitled Class A, Class B and Class C Shares of Beneficial Interest (without par value). The Fund also has a class of shares which it offers exclusively to certain institutional investors, entitled Class I Shares. The Fund has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series. Shareholders are entitled to one vote for each share held and shares of each series would be entitled to vote separately to approve investment advisory agreements or changes in a fundamental investment policy or in investment restrictions, but shares of all series would vote together in the election of Trustees and selection of accountants. Additionally, each class of shares of a series will vote separately on any material increases in the fees under the Distribution Plan or on any other matter that affects solely that class of shares, but will otherwise vote together with all other classes of shares of the series on all other matters. The Fund does not intend to hold annual shareholder meetings. The Fund's Declaration of Trust provides that a Trustee may be removed from office in certain instances (see "Description of Shares, Voting Rights and Liabilities" in the SAI).


Each share of a class of the Fund represents an equal proportionate interest in the Fund with each other class share, subject to the liabilities of the particular class. Shares have no pre-emptive or conversion rights except as set forth in "Purchases -- Conversion of Class B Shares." Shares are fully paid and non-assessable. Should the Fund be liquidated, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued except in connection with pledges, assignments and in certain other limited circumstances.

The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed (e.g., fidelity bonding and errors and omissions insurance) and the Fund itself was unable to meet its obligations.


Merrill Lynch Pierce Fenner & Smith Inc., P.O. Box 45286, Jacksonville, Florida owns of record 31.29% of the Fund's shares.

PERFORMANCE INFORMATION
From time to time, the Fund will provide yield, current distribution rate and total rate of return quotations for each class of shares and may also quote fund rankings in the relevant fund category from various sources, such as the Lipper Analytical Services, Inc. and Wiesenberger Investment Companies Service. Yield quotations are based on the annualized net investment income per share of each class over a 30-day period stated as a percent of the maximum public offering price of the shares of that class on the last day of that period. The yield calculation for Class B and Class C shares assumes no CDSC is paid. The current distribution rate for each class is generally based upon the total amount of dividends per share paid by the Fund to shareholders of that class during the past twelve months and is computed by dividing the amount of such dividends by the maximum public offering price of that class at the end of such period. Current distribution rate calculations for Class B and Class C shares assume no CDSC is paid. The current distribution rate differs from the yield calculation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, short-term capital gains, and return of invested capital, and is calculated over a different period of time. Total rate of return quotations will reflect the average annual percentage change over stated periods in the value of an investment in each class of shares of the Fund made at the maximum public offering price of the shares of that class with all distributions reinvested and which will give effect to the imposition of any applicable CDSC assessed upon redemptions of the Fund's Class B and Class C shares. Such total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge or the deduction of a CDSC, and which will thus be higher. The Fund offers multiple classes of shares which were initially offered for sale to the public on different dates. The calculation of total rate of return for a class of shares which initially was offered for sale to the public subsequent to another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from the date it initially was offered for sale to the public and (ii) the performance of the Fund's oldest class from the date it initially was offered for sale to the public up to the date that the newer class initially was offered for sale to the public. See the SAI for further information on the calculation of total rate of return for share classes initially offered for sale to the public on different dates.

All performance quotations are based on historical performance and are not intended to indicate future performance. Yield reflects only net portfolio income as of a stated time and current distribution rate reflects only the rate of distributions paid by the Fund over a stated period of time, while total rate of return reflects all components of investment return over a stated period of time. The Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which the Fund will calculate its yield, current distribution rate and total rate of return, see the SAI. For further information about the Fund's performance for the fiscal year ended February 28, 1997, please see the Fund's Annual Report. A copy of the Annual Report may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time, make a list of all or a portion of its holdings available to investors upon request.

7.  SHAREHOLDER SERVICES
Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Fund should contact the Shareholder Servicing Agent (see back cover for address and phone number).


ACCOUNT AND CONFIRMATION STATEMENTS -- Each shareholder will receive confirmation statements showing the transaction activity in his account. At the end of each calendar year, each shareholder will receive income tax information regarding any reportable dividends and any capital gain distributions for that year (see "Tax Status").

DISTRIBUTION OPTIONS -- The following options are available to all accounts (except Systematic Withdrawal Plan accounts) and may be changed as often as desired by notifying the Shareholder Servicing Agent:


    -- Dividends and capital gain distributions reinvested in additional shares. This option will be assigned if no other option is specified;

    -- Dividends in cash; capital gain distributions reinvested in additional shares;

    -- Dividends and capital gain distributions in cash.

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value in effect at the close of business on the record date. Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of the Fund. If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from the Shareholder Servicing Agent with regard to uncashed distribution checks, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Any request to change a distribution option must be received by the Shareholder Servicing Agent by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


INVESTMENT AND WITHDRAWAL PROGRAMS -- For the convenience of shareholders, the Fund makes available the following programs designed to enable shareholders to add to their investment in an account with the Fund or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

    LETTER OF INTENT: If a shareholder (other than a group purchaser as described in the SAI) anticipates purchasing $100,000 or more of Class A shares of the Fund alone or in combination with shares of any class of other MFS Funds or the MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period for purchases of $1 million or more), the shareholder may obtain such shares at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to escrow agreements and the appointment of an attorney for redemptions from the escrow amount if the intended purchases are not completed, by completing the Letter of Intent section of the Account Application.


    RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on purchases of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, B and C shares of that shareholder in the MFS Funds or the MFS Fixed Fund reaches a discount level.

    DISTRIBUTION INVESTMENT PROGRAM: Shares of a particular class of the Fund may be sold at net asset value (and without any applicable CDSC) through the automatic reinvestment of dividend and capital gain distributions from the same class of another MFS Fund. Furthermore, distributions made by the Fund may be automatically invested at net asset value (and without any applicable CDSC) in shares of the same class of one of the other MFS Funds, if shares of such Fund are available for sale.


    SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP will not be subject to a CDSC and are generally limited to 10% of the value of the account at the establishment of the SWP. The CDSC will not be waived in the case of a SWP redemption of Class A shares which are subject to a CDSC.


DOLLAR COST AVERAGING PROGRAMS --
    AUTOMATIC INVESTMENT PLAN: Cash investments of $50 or more may be made through a shareholder's checking account on any day of the month. If the shareholder does not specify a date, the investment will automatically occur on the first business day of the month. Required forms are available from the Shareholder Servicing Agent or investment dealers.

    AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may participate in the Automatic Exchange Plan, a dollar cost averaging program. The Automatic Exchange Plan provides for automatic monthly or quarterly exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of other MFS Funds selected by the shareholder if such fund is available for sale. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds. A shareholder should consider the objectives and policies of a fund and review its prospectus before electing to exchange money into such fund through the Automatic Exchange Plan. No transaction fee is imposed in connection with exchange transactions under the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund or Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, could result in a capital gain or loss to the shareholder making the exchange. See the SAI for further information concerning the Automatic Exchange Plan. Investors should consult their tax advisers for information regarding the potential capital gain and loss consequences of transactions under the Automatic Exchange Plan.


Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchases through periods of low price levels. Maintaining a dollar cost averaging program concurrently with a withdrawal program could be disadvantageous because of the sales charges included in share purchases in the case of Class A shares, and because of the assessment of the CDSC for certain share redemptions in the case of Class A shares.

TAX-DEFERRED RETIREMENT PLANS -- Shares of the Fund may be purchased by all types of tax-deferred retirement plans, including IRAs, SEP-IRA plans, 401(k) plans, 403(b) plans and other corporate pension and profit-sharing plans. Investors should consult with their tax advisers before establishing any of the tax-deferred retirement plans described above.


                             --------------------

The Fund's SAI, dated July 1, 1997, as amended or supplemented from time to time, contains more detailed information about the Fund, including, but not limited to, information related to (i) the Fund's investment objective, policies and restrictions, (ii) its Trustees, officers and investment adviser, (iii) portfolio trading, (iv) the method used to calculate performance quotations of the Fund, (v) the Fund's Distribution Plan, and (vi) various services and privileges provided by the Fund for the benefit of its shareholders, including additional information with respect to the exchange privilege.

                                                                    APPENDIX A

                           WAIVERS OF SALES CHARGES

This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the contingent deferred sales charge ("CDSC") for Class A shares are waived (Section II), and the CDSC for Class B and Class C shares is waived (Section III).

I.   WAIVERS OF ALL APPLICABLE SALES CHARGES

     In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B and Class C shares, as applicable, are waived:

     1.  DIVIDEND REINVESTMENT

         o  Shares acquired through dividend or capital gain reinvestment; and

         o Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS Family of Funds ("MFS Funds") pursuant to the Distribution Investment Program.

     2.  CERTAIN ACQUISITIONS/LIQUIDATIONS

         o Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

     3.  AFFILIATES OF AN MFS FUND/CERTAIN DEALERS. Shares acquired by:

         o Officers, eligible directors, employees (including retired employees) and agents of Massachusetts Financial Services Company ("MFS"), Sun Life Assurance Company of Canada ("Sun Life") or any of their subsidiary companies;

         o Trustees and retired trustees of any investment company for which MFS Fund Distributors, Inc. ("MFD") serves as distributor;

         o Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;

         o Employees or registered representatives of dealers and other financial institutions ("dealers") which have a sales agreement with MFD;

         o Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares; and


         o  Institutional Clients of MFS or MFS Institutional Advisors, Inc.


     4.  INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)

         o Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/ Small Accounts" in the Prospectus.

     5. RETIREMENT PLANS (CDSC WAIVER ONLY). Shares redeemed on account of distributions made under the following circumstances:

         INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS")

         o  Death or disability of the IRA owner.

         SECTION 401(a) PLANS ("401(a) PLANS") AND SECTION 403(b) EMPLOYER SPONSORED PLANS ("ESP PLANS")

         o  Death, disability or retirement of 401(a) or ESP Plan participant;

         o Loan from 401(a) or ESP Plan (repayment of loans, however, will constitute new sales for purposes of assessing sales charges);

         o Financial hardship (as defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time);

         o Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the Plan);

         o  Tax-free return of excess 401(a) or ESP Plan contributions;

         o To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by MFS Service Center, Inc. ( the "Shareholder Servicing Agent"); and

         o Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.

         SECTION 403(b) SALARY REDUCTION ONLY PLANS ("SRO PLANS")

         o  Death or disability of SRO Plan participant.

     6. CERTAIN TRANSFERS OF REGISTRATION (CDSC WAIVER ONLY). Shares transferred:

         o To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and

         o From a single account maintained for a 401(a) Plan to multiple accounts maintained by the Shareholder Servicing Agent on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent.

II.  WAIVERS OF CLASS A SALES CHARGES

     In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares are waived:

     1.  INVESTMENT OF REDEMPTION PROCEEDS FROM UNAFFILIATED MUTUAL FUNDS

         o Shares acquired through the investment of redemption proceeds from another open-end management investment company not distributed or managed by MFD or its affiliates if: (i) the investment is made through a dealer and appropriate documentation is submitted to MFD;
            (ii) the redeemed shares were subject to an initial sales charge or deferred sales charge (whether or not actually imposed); (iii) the redemption occurred no more than 90 days prior to the purchase of Class A shares; and (iv) the MFS Fund, MFD or its affiliates have not agreed with such company or its affiliates, formally or informally, to waive sales charges on Class A shares or provide any other incentive with respect to such redemption and sale.

     2.  WRAP ACCOUNT INVESTMENTS


         o Shares acquired by investments through certain dealers which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account or a similar program under which such clients pay a fee to such dealer.


     3.  INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS

         o  Shares acquired by insurance company separate accounts.

     4.  RETIREMENT PLANS

         ADMINISTRATIVE SERVICES ARRANGEMENTS

         o Shares acquired by retirement plans whose third party administrators or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

         REINVESTMENT OF DISTRIBUTIONS FROM QUALIFIED RETIREMENT PLANS

         o Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

         SHARES REDEEMED ON ACCOUNT OF DISTRIBUTIONS MADE UNDER THE FOLLOWING
         CIRCUMSTANCES:

         IRAS

         o Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and

         o  Tax-free returns of excess IRA contributions.

         401(a) PLANS

         o Distributions made on or after the 401(a) Plan participant has attained the age of 59 1/2 years old; and

         o Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.

         ESP PLANS AND SRO PLANS

         o Distributions made on or after the ESP or SRO Plan participant has attained the age of 59 1/2 years old.

III. WAIVERS OF CLASS B AND CLASS C SALES CHARGES

     In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B and Class C shares is waived:

     1.  SYSTEMATIC WITHDRAWAL PLAN

         o Systematic Withdrawal Plan redemptions with respect to up to 10% per year of the account value at the time of establishment.

     2.  DEATH OF OWNER

         o Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.

     3.  DISABILITY OF OWNER

         o Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Shareholder Servicing Agent).

     4. RETIREMENT PLANS. Shares redeemed on account of distributions made under the following circumstances:

         IRAS, 401(a) PLANS, ESP PLANS AND SRO PLANS

         o Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Internal Revenue Code ("Code") rules.

         SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLANS ("SAR-SEP PLANS")

         o Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules; and

         o  Death or disability of a SAR-SEP Plan participant.

                                  APPENDIX B
              DESCRIPTION OF OBLIGATIONS ISSUED OR GUARANTEED BY
          U.S. GOVERNMENT AGENCIES, AUTHORITIES OR INSTRUMENTALITIES

EXPORT-IMPORT BANK CERTIFICATES -- are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the United States.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION CERTIFICATES -- are certificates of beneficial interest guaranteed by the Federal Agricultural Mortgage Corporation.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION BONDS AND NOTES -- are bonds and notes guaranteed by the Federal Agricultural Mortgage Corporation.

FEDERAL FARM CREDIT BANKS CONSOLIDATED SYSTEMWIDE NOTES AND BONDS -- are bonds issued and guaranteed by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration.

FEDERAL HOME LOAN BANK NOTES AND BONDS -- are notes and bonds issued by the Federal Home Loan Bank System.

FEDERAL HOME LOAN BANK CERTIFICATES -- are certificates of beneficial interest and participation certificates issued and guaranteed by the Federal Home Loan Bank System.

FHA DEBENTURES -- are debentures issued by the Federal Housing Authority of the U.S. Government.

FHLMC BONDS -- are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation and are not guaranteed by the U.S. Government.

FICO BONDS AND NOTES -- are bonds and notes issued and guaranteed by the Financing Corporation.

FNMA BONDS -- are bonds issued and guaranteed by the Federal National Mortgage Association and are not guaranteed by the U.S. Government.

GNMA CERTIFICATES -- are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

The Fund will purchase only GNMA Certificates of the "modified pass-through" type, which entitle the holder to receive its proportionate share of all interest and principal payments owed on the mortgage pool, net of fees paid to the issuer and GNMA. Payment of principal of and interest on GNMA Certificates of the "modified pass-through" type is guaranteed by GNMA.

The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee.

As the prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of a single-family dwelling mortgage with a 25-to 30-year maturity, the type of mortgage which backs the vast majority of GNMA Certificates, is approximately 12 years. It is therefore customary practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the GNMA Certificates.

The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

GSA PARTICIPATION CERTIFICATES -- are participation certificates issued by the General Services Administration of the U.S. Government.

MARITIME ADMINISTRATION BONDS -- are bonds issued by the Department of Transportation of the U.S. Government.

NEW COMMUNITIES DEBENTURES -- are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. Government.

REFCORP BONDS AND NOTES -- are bonds and notes issued and guaranteed by the Resolution Funding Corporation.

SBA DEBENTURES -- are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. Government.

SLMA DEBENTURES -- are debentures backed by the Student Loan Marketing Association.

TITLE XI BONDS -- are bonds issued in accordance with the provisions of Title XI of the Merchant Marine Act of 1936, as amended, the payment of which is guaranteed by the U.S. Government.

TVA BONDS AND NOTES -- are bonds and notes issued and guaranteed by the Tennessee Valley Authority.

U.S. DEPARTMENT OF VETERAN AFFAIRS CERTIFICATES -- are certificates of beneficial interest guaranteed by the U.S. Department of Veteran Affairs.

WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS -- are bonds issued by the Washington Metropolitan Area Transit Authority and guaranteed by the Secretary of Transportation of the U.S. Government.

Although this list includes the primary types of Government Securities in which the Fund invests, the Fund may also invest in Government Securities other than those listed above.

THE MFS FAMILY OF FUNDS(R)
AMERICA'S OLDEST MUTUAL FUND GROUP

The members of the MFS Family of Funds are grouped below according to the types of securities in their portfolios. For free prospectuses containing more complete information, including the exchange privilege and all charges and expenses, please contact your financial adviser or call MFS at 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time. This material should be read carefully before investing or sending money.


STOCK                                                     WORLD
----------------------------------------------------      ----------------------------------------------------
Massachusetts Investors Trust                             MFS(R)/Foreign & Colonial Emerging Markets
Massachusetts Investors Growth Stock Fund                    Equity Fund
MFS(R) Capital Growth Fund                                MFS(R)/Foreign & Colonial International Growth Fund
MFS(R) Emerging Growth Fund                               MFS(R)/Foreign & Colonial International Growth
MFS(R) Growth Opportunities Fund                             and Income Fund
MFS(R) Managed Sectors Fund                               MFS(R) World Asset Allocation FundSM
MFS(R) OTC Fund                                           MFS(R) World Equity Fund
MFS(R) Research Fund                                      MFS(R) World Governments Fund
MFS(R) Research Growth and Income Fund                    MFS(R) World Growth Fund
MFS(R) Strategic Growth Fund                              MFS(R) World Total Return Fund
MFS(R) Value Fund
                                                          NATIONAL TAX-FREE BOND
STOCK AND BOND                                            ----------------------------------------------------
----------------------------------------------------      MFS(R) Municipal Bond Fund
MFS(R) Total Return Fund                                  MFS(R) Municipal High Income Fund
MFS(R) Utilities Fund                                     MFS(R) Municipal Income Fund

BOND                                                      STATE TAX-FREE BOND
----------------------------------------------------      ----------------------------------------------------
MFS(R) Bond Fund                                          Alabama, Arkansas, California, Florida,
MFS(R) Government Mortgage Fund                           Georgia, Maryland, Massachusetts,
MFS(R) Government Securities Fund                         Mississippi, New York, North Carolina,
MFS(R) High Income Fund                                   Pennsylvania, South Carolina, Tennessee,
MFS(R) Intermediate Income Fund                           Virginia, West Virginia
MFS(R) Strategic Income Fund
                                                          MONEY MARKET
LIMITED MATURITY BOND                                     ----------------------------------------------------
----------------------------------------------------      MFS(R) Cash Reserve Fund
MFS(R) Government Limited Maturity Fund                   MFS(R) Government Money Market Fund
MFS(R) Limited Maturity Fund                              MFS(R) Money Market Fund
MFS(R) Municipal Limited Maturity Fund


Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Custodian and Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Shareholder Servicing Agent
MFS Service Center, Inc.
500 Boylston Street
Boston, MA 02116
Toll-free: (800) 225-2606

Mailing Address:
P.O. Box 2281
Boston, MA 02107-9906

Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110


[LOGO] M F S (SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(sm)


MFS(R) GOVERNMENT
SECURITIES FUND
500 Boylston Street
Boston, MA 02116







[LOGO] M F S (SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(sm)

MFS(R) GOVERNMENT SECURITIES FUND


Prospectus



July 1, 1997



                                       MGS-1-7/97/160M  26/226/326

[GRAPHIC OMITTED]
INVESTMENT MANAGEMENT

MFS(R) GOVERNMENT
SECURITIES FUND                                          STATEMENT OF
                                                         ADDITIONAL INFORMATION
(A Member of the MFS Family of Funds(R))
                                                                  July 1, 1997

-------------------------------------------------------------------------------

                                                                          Page

 1.  Definitions .................................................           2
 2.  The Fund ....................................................           2
 3.  Investment Objective, Policies and Restrictions .............           2
 4.  Management of the Fund ......................................           5
        Trustees .................................................           5
        Officers .................................................           5
        Trustee Compensation Table ...............................           6
        Investment Adviser .......................................           6
        Custodian ................................................           7
        Shareholder Servicing Agent ..............................           7
        Distributor ..............................................           7
 5.  Portfolio Trading ...........................................           8
 6.  Shareholder Services ........................................           8
        Investment and Withdrawal Programs .......................           8
        Exchange Privilege .......................................          10
        Tax-Deferred Retirement Plans ............................          11
 7.  Tax Status ..................................................          11
 8.  Determination of Net Asset Value and Performance ............          12
 9.  Distribution Plan ...........................................          14
10.  Description of Shares, Voting Rights and Liabilities ........          15
11.  Independent Auditors and Financial Statements ...............          15
     Appendix A -- Performance Information .......................          17

MFS GOVERNMENT SECURITIES FUND
500 Boylston Street, Boston, Massachusetts 02116
(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated July 1, 1997. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see last page for address and phone number).

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1.  DEFINITIONS

   "Fund"                        -- MFS(R) Government Securities Fund,
                                    a Massachusetts business trust.

   "MFS" or the "Adviser"        -- Massachusetts Financial Services
                                    Company, a Delaware corporation.

   "MFD"                         -- MFS Fund Distributors, Inc., a
                                    Delaware corporation.

   "Prospectus"                  -- The Prospectus of the Fund, dated
                                    July 1, 1997, as amended or
                                    supplemented from time to time.

2.  THE FUND
MFS Government Securities Fund is an open-end, diversified management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts in 1981 and functioned as a taxable money market fund under the name "Working Capital Trust." During the period from May 15, 1984 to July 24, 1984, the Fund's management, with the approval of its shareholders, reorganized the Fund with the objective set forth in the Prospectus and this SAI. The Fund was known as "MFS Government Guaranteed Securities Trust" until December 1990, then as "MFS Government Securities Trust" until its name was changed effective August 1992.

3.  INVESTMENT OBJECTIVE, POLICIES AND
    RESTRICTIONS

INVESTMENT OBJECTIVE. The Fund's investment objective is to provide current income and preservation of principal. Any investment involves risk and there can be no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES. The investment policies of the Fund are described in the Prospectus. In addition, certain of the Fund's investment policies are described in greater detail below.

MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities as described in the Prospectus. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is the GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC was created by Congress in 1970 as a corporate instrumentality of the U.S. Government for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) from FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

REPURCHASE AGREEMENTS: As described in the Prospectus, the Fund may enter into repurchase agreements with primary reporting dealers that report to the Federal Reserve Bank of New York and with the 100 largest U.S. commercial banks. The securities that the Fund purchases and holds through its agent are securities that are issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities ("Government Securities"), the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government Securities.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.


"WHEN-ISSUED" SECURITIES: The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis. When the Fund commits to purchase Government Securities on a "when-issued" or "forward delivery" basis, it will set up procedures consistent with the General Statement of Policy of the Securities and Exchange Commission (the "SEC") concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have liquid assets sufficient to cover any commitments or to limit any potential risk. The Fund does not intend to make such purchases for speculative purposes. The Fund will only make commitments to purchase securities on a "when-issued" or delayed-delivery basis with the intention of actually acquiring the securities. However, the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the time comes to pay for "when-issued" or delayed-delivery securities, the Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or delayed- delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

MORTGAGE "DOLLAR-ROLL" TRANSACTIONS: As described in the Prospectus, the Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. The Fund records these transactions as sale and purchase transactions rather than as borrowing transactions. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.


COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by GNMA, FNMA or the FHLMC and, in the case of the Fund, must be collateralized by Government Securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). CMOs also include multiclass pass-through securities which are interests in a trust composed of Mortgage Assets, unless otherwise noted. CMOs may be issued by U.S. agencies, authorities or instrumentalities or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities.

In a CMO, a series of bonds or certificates is usually issued in multiple classes with different maturities. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates resulting in a loss of all or part of the premium if any has been paid. Certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMO in which the Fund invests, the instrument may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

CMOs also include parallel-pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel-pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel-pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

LENDING OF PORTFOLIO SECURITIES: The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the cash collateral or a fee. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed 30% of the value of the Fund's total assets.

The objective and the policies described above and the policies with respect to portfolio management described below may be changed without shareholder approval.

PORTFOLIO MANAGEMENT: The Fund intends to fully manage its portfolio by buying and selling Government Securities, as well as holding selected Government Securities to maturity. In managing its portfolio the Fund seeks to maximize the return on its portfolio by taking advantage of market developments and yield disparities, which may include use of the following strategies:

    (1) shortening the average maturity of its portfolio in anticipation of a rise in interest rates so as to minimize depreciation of principal;

    (2) lengthening the average maturity of its portfolio in anticipation of a decline in interest rates so as to maximize appreciation of principal;

    (3) selling one type of Government Security (e.g., Treasury bonds) and buying another (e.g., GNMA direct pass-through certificates) when disparities arise in the relative values of each; and

    (4) changing from one Government Security to an essentially similar Government Security when their respective yields are distorted due to market factors.

These strategies may result in increases or decreases in the Fund's current income available for distribution to the Fund's shareholders and in the holding by the Fund of Government Securities which sell at moderate to substantial premiums or discounts from face value. Moreover, if the Fund's expectations of changes in interest rates or its evaluation of the normal yield relationship between two Government Securities proves to be incorrect, the Fund's income, net asset value per share and potential capital gain may be decreased or its potential capital loss may be increased.

INVESTMENT RESTRICTIONS. The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of its shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Fund (or a class, as applicable) or (ii) 67% or more of the outstanding shares of the Fund (or a class, as applicable) present at a meeting if holders of more than 50% of the outstanding shares of the Fund (or a class, as applicable) are represented at such meeting in person or by proxy):

The Fund may not:
    (1) borrow money or pledge, mortgage or hypothecate in excess of 1/3 of its assets, and then only as a temporary measure for extraordinary or emergency purposes (the Fund intends to borrow money only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of portfolio securities); for additional related restrictions, see paragraph (i) under the caption "State and Federal Restrictions";

    (2) purchase any security or evidence of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and except that the Fund may make deposits on margin in connection with interest rate futures contracts;

    (3) purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of contracts for the future delivery of fixed income securities;

    (4) underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

    (5) make loans to other persons. For these purposes, the purchase of short-term commercial paper, the purchase of a portion or all of an issue of debt securities in accordance with its investment objectives and policies, the lending of portfolio securities, or the investment of the Fund's assets in repurchase agreements, shall not be considered the making of a loan;

    (6) knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements) if, as a result thereof, more than 10% of the Fund's total assets (taken at market value) would be so invested;

    (7) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except contracts for the future acquisition or delivery of fixed income securities) in the ordinary course of the Fund's business (the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities);

    (8) purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Fund;

    (9) sell any security which it does not own unless by virtue of its ownership of other securities the Fund has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

    (10) purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the Fund's assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States, any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States or of any state or of any political subdivision of any state or the United States); or

    (11) issue any senior security (as that term is defined in the Investment Company Act of 1940 (the "1940 Act")), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.


STATE AND FEDERAL RESTRICTIONS: In order to comply with certain state and federal statutes and policies, the Fund will not, as a matter of operating policy, (i) borrow money for any purpose in excess of 10% of its assets (taken at market value) (moreover, the Fund will not purchase any securities for its portfolio at any time at which borrowings exceed 5% of its assets (taken at market value)), (ii) invest more than 5% of its total assets at the time of investment in companies which, including predecessors, have a record of less than three years' continuous operation, (iii) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is an officer or Director of the Adviser if, after the purchase of the securities of such issuer by the Fund, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, (iv) invest for the purpose of exercising control or management, (v) purchase securities issued by any registered investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund shall not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 5% of the net assets of the Fund (taken at market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Fund and; provided further, that the Fund shall not purchase securities issued by any open-end investment company, or (vi) invest more than 10% of its assets (taken at market value) in securities (including repurchase agreements maturing in more than seven days) for which there are no readily available market quotations. These policies are not fundamental and may be changed by the Fund without shareholder approval only in response to changes in the various state and federal requirements.


APPLICABILITY OF RESTRICTIONS: These investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

4.  MANAGEMENT OF THE FUND
The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The Adviser is responsible for the management of the Fund's assets, and the officers of the Fund are responsible for its operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)


TRUSTEES
A. KEITH BRODKIN*, Chairman and President (born 8/4/35)
Massachusetts Financial Services Company, Chairman and Director

RICHARD B. BAILEY* (born 9/14/26)
Private Investor; Massachusetts Financial Services Company, former Chairman
  (prior to September 30, 1991); Cambridge Bancorp, Director; Cambridge Trust Company, Director

PETER G. HARWOOD (born 4/3/26)
Private Investor
Address: 211 Lindsay Pond Road, Concord, Massachusetts

J. ATWOOD IVES (born 5/1/36)
Eastern Enterprises (diversified services company), Chairman and Chief
  Executive Officer
Address: 9 Riverside Road, Weston, Massachusetts

LAWRENCE T. PERERA (born 6/23/35)
Hemenway & Barnes (attorneys), Partner
Address: 60 State Street, Boston, Massachusetts

WILLIAM J. POORVU (born 4/10/35)
Harvard University Graduate School of Business Administration, Adjunct
  Professor; CBL & Associates Properties, Inc. (a real estate investment trust), Director; The Baupost Fund (a registered investment company), Vice Chairman (since November 1993), Chairman and Trustee (prior to November 1993)
Address: Harvard Business School, Soldiers Field Road, Cambridge,
  Massachusetts

CHARLES W. SCHMIDT (born 3/18/28)
Private Investor; OHM Corporation, Director; The Boston Company, Director;
  Boston Safe Deposit and Trust Company, Director; Mohawk Paper Company,
  Director
Address: 30 Colpitts Road, Weston, Massachusetts

ARNOLD D. SCOTT* (born 12/16/42)
Massachusetts Financial Services Company, Senior Executive Vice President and
  Secretary

JEFFREY L. SHAMES* (born 6/2/55)
Massachusetts Financial Services Company, President

ELAINE R. SMITH (born 4/25/46)
Independent Consultant; Brigham and Women's Hospital, Executive Vice President
  and Chief Operating Officer (prior to September 1992)
Address: Weston, Massachusetts

DAVID B. STONE (born 9/2/27)
North American Management Corp. (investment advisers), Chairman and Director;
  Eastern Enterprises, Director
Address: Ten Post Office Square, Suite 300, Boston, Massachusetts

OFFICERS
W. THOMAS LONDON*, Treasurer (born 3/1/44)
Massachusetts Financial Services Company, Senior Vice President

JAMES O. YOST*, Assistant Treasurer (born 6/12/60)
Massachusetts Financial Service Company, Vice President

MARK E. BRADLEY*, Assistant Treasurer (born 11/23/59)
Massachusetts Financial Services Company, Vice President (since March 1997);
  Putnam Investments, Vice President (from September 1994 until March 1997); Ernst & Young, Senior Tax Manager (until September 1994).

ELLEN M. MOYNIHAN*, Assistant Treasurer (born 11/13/57)
Massachusetts Financial Services Company, Vice President (since September
  1996); Deloitte & Touche LLP, Senior Manager (until September 1996).

STEPHEN E. CAVAN*, Secretary and Clerk (born 11/6/53)
Massachusetts Financial Services Company, Senior Vice President, General
  Counsel and Assistant Secretary

JAMES R. BORDEWICK, JR.*, Assistant Secretary (born 3/6/59)
Massachusetts Financial Services Company, Senior Vice President and Associate
  General Counsel


----------
*"Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.


Each Trustee and officer holds comparable positions with certain MFS affiliates or with certain other funds of which MFS or a subsidiary of MFS is the investment adviser or distributor. Mr. Brodkin, the Chairman of MFD, Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"), the corporate parent of MFS.


The Fund pays the compensation of non-interested Trustees and Mr. Bailey, (who currently receive a fee of $1,500 per year plus $90 per meeting and $70 per committee meeting attended, together with such Trustees' out-of-pocket expenses) and has adopted a retirement plan for non-interested Trustees and Mr. Bailey. Under this plan, a Trustee will retire upon reaching age 73 and if the Trustee has completed at least five years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to age 73 and receive reduced payments if he has completed at least five years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. There is no retirement plan provided by the Fund for Messrs. Brodkin, Scott and Shames. The Fund will accrue compensation expenses each year to cover current year's service and amortize past service cost.


TRUSTEE COMPENSATION TABLE

                                       RETIREMENT
                                         BENEFIT     ESTIMATED  TOTAL TRUSTEE
                                       ACCRUED AS    CREDITED     FEES FROM
                        TRUSTEE FEES  PART OF FUND   YEARS OF   FUND AND FUND
TRUSTEE                 FROM FUND(1)   EXPENSE(1)   SERVICE(2)   COMPLEX(3)
-----------------------------------------------------------------------------
Richard B. Bailey          $2,630        $  762          8        $247,168
A. Keith Brodkin             -0-           -0-          N/A          -0-
Peter G. Harwood            2,910           503          5         105,995
J. Atwood Ives              2,700           795         17          98,750
Lawrence T. Perera          2,960         1,550         24          98,310
William J. Poorvu           2,820         1,663         24         102,840
Charles W. Schmidt          2,910         1,615         17         105,995
Arnold D. Scott              -0-           -0-          N/A          -0-
Jeffrey L. Shames            -0-           -0-          N/A          -0-
Elaine R. Smith             3,260           807         27         105,995
David B. Stone              2,980         1,191         11         108,710
(1) For fiscal year ended February 28, 1997.
(2) Based on normal retirement age of 73.
(3) For calendar year 1996. All Trustees receiving compensation served as Trustees of 23 funds within the MFS fund complex (having aggregate net assets at December 31, 1996, of approximately $21.2 billion) except Mr. Bailey, who served as Trustee of 81 funds within the MFS fund complex (having aggregate net assets at December 31, 1996, of approximately $38.5 billion).

                     ESTIMATED ANNUAL BENEFITS PAYABLE BY
                           FUND UPON RETIREMENT(4)

                                      YEARS OF SERVICE

AVERAGE        ---------------------------------------------------------------
TRUSTEE FEES          3               5               7          10 OR MORE
------------------------------------------------------------------------------

$2,367               $355            $592           $  828         $1,184
 2,611                392             653              914          1,305
 2,855                428             714              999          1,427
 3,098                465             775            1,084          1,549
 3,342                501             836            1,170          1,671
 3,586                538             897            1,255          1,793
(4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

As of May 31, 1997, all Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund.

As of May 31, 1997, Merrill Lynch Pierce Fenner & Smith Inc., P.O. Box 45286, Jacksonville, Florida was the record owner of approximately 6.29%, 7.08% and 17.92%, respectively, of the outstanding Class A, Class B and Class C shares of the Fund. As of May 31, 1997, Morongo Bank of Mission Indians, Designated Reserves Account, Attn: Elaine Mathews, 11581 Potrero Road, Banning, CA 92220-6946, Morongo Bank of Mission Indians, Administrative Reserve Account, 11581 Potrero Road, Banning, CA 92220-6946 and Phillip L. Wright and Suzanne J. Wright, Tenants by Entirety, 5550 Morningside Drive, San Jose, CA 95138-2228, were the record owners of approximately 5.11%, 6.72% and 13.48%, respectively, of the outstanding shares of Class C shares of the Fund.

As of May 31, 1997, Trustees of the MFS Defined Contribution Plan, c/o Mark Leary, Mass. Financial Services, 500 Boylston Street, Boston, MA was the record owner of approximately 99.99% of the outstanding shares of Class I shares of the Fund.

The Fund's Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, unless, as to liability to the Fund or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Fund. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT ADVISER
MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.), which is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life").

The Adviser manages the Fund pursuant to an Investment Advisory Agreement, dated July 18, 1984, as amended February 1, 1994 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives a management fee, as described in the Prospectus.

For the Fund's fiscal years ended February 28, 1997, February 29, 1996 and February 28, 1995, MFS earned fees under the Advisory Agreement of $1,721,896 (all of which was calculated as a percentage of average daily net assets), $1,769,675 (all of which was calculated as a percentage of average daily net assets) and $1,735,790 (all of which was calculated as a percentage of average daily net assets), respectively. Due to voluntary reductions of fees by the Adviser, $645,570, $930,351 and $1,126,931 of management fees were not imposed on the Fund for the years ended February 28, 1997, February 29, 1996 and February 28, 1995, respectively.

The Fund pays all the Fund's expenses (other than those assumed by the Adviser or MFD), including: governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares; expenses of preparing, printing and mailing share certificates, shareholder reports, notices, proxy statements to shareholders and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Fund's Custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Fund's Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. For a list of the Fund's expenses, including the compensation paid to the Trustees who are not officers of MFS during the fiscal year ended February 28, 1997, see "Financial Statements -- Statement of Operations" in the Fund's Annual Report incorporated by reference into this SAI.


MFS pays the compensation of the Fund's officers and of any Trustee who is an officer of MFS. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments, effecting the Fund's portfolio transactions and, in general, administering the Fund's affairs.


The Advisory Agreement will remain in effect until August 1, 1998, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's outstanding voting securities or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement provides that if MFS ceases to serve as the Adviser to the Fund, the Fund will change its name so as to delete the initials "MFS." The Advisory Agreement further provides that MFS may render services to others and may permit fund clients in addition to the Fund to use the initials "MFS" in their names. The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.

CUSTODIAN
State Street Bank and Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities, including repurchase agreements, issued by the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also acts as the dividend disbursing agent of the Fund.

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agreement, effective August 1, 1985 (the "Agency Agreement") with the Fund. The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and keeping records, in connection with the issuance, transfer and redemption of the shares of the Fund. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of 0.13%. In addition, the Shareholder Servicing Agent will be reimbursed by the Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. The Custodian has contracted with the Shareholder Servicing Agent to perform certain dividend and distribution disbursing functions for the Fund.


DISTRIBUTOR
MFD, a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement, dated as of January 1, 1995 (the "Distribution Agreement"), with the Fund. Prior to January 1, 1995, MFS Financial Services, Inc. ("FSI"), another wholly owned subsidiary of MFS, was the Fund's distributor. Where this SAI refers to MFD in relation to the receipt or payment of money with respect to a period or periods prior to January 1, 1995, such reference shall be deemed to include FSI, as the predecessor in interest to MFD.

CLASS A SHARES: MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A share of the Fund is calculated by dividing the net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "Purchases" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of the other funds in the MFS Family of Funds (the "MFS Funds") (except MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" below). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" below).

Class A shares of the Fund may be sold at their net asset value to certain persons and in certain instances as described in the Prospectus. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price of the Class A shares. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Prospectus (see "Purchases" in the Prospectus). The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer commission, is the commission paid to the distributor. Because of rounding in the computation of offering price, the portion of the sales charge paid to the distributor may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of offering price or as a percentage of the net amount invested as listed in the Prospectus. In the case of the maximum sales charge, the dealer retains 4% and MFD retains approximately 3/4 of 1% of the public offering price. In addition, MFD pays commissions to dealers who initiate and are responsible for purchases of $1 million or more as described in the Prospectus.


During the Fund's fiscal year ended February 28, 1997, MFD, and dealers and certain other financial institutions received sales charges of $60,477 and $387,431, respectively (as their concession on gross sales charges of $447,908), for selling Class A shares of the Fund. The Fund received $40,582,379 representing the aggregate net asset value of such shares. During the Fund's fiscal year ended February 29, 1996, MFD, and dealers and certain other financial institutions received sales charges of $90,655 and $476,017, respectively (as their concession on gross sales charges of $566,672), for selling Class A shares of the Fund. The Fund received $47,199,968 representing the aggregate net asset value of such shares. During the Fund's fiscal year ended February 28, 1995, MFD, and dealers and certain other financial institutions received sales charges of $75,367 and $382,567, respectively (as their concession on gross sales charges of $457,934), for selling Class A shares of the Fund. The Fund received $41,528,058 representing the aggregate net asset value of such shares.

CLASS B, CLASS C AND CLASS I SHARES: MFD acts as agent in selling Class B, Class C and Class I shares of the Fund. The public offering price of Class B, Class C and Class I shares is their net asset value next computed after the sale (see "Purchases" in the Prospectus and the Prospectus Supplement pursuant to which Class I shares are offered).


GENERAL: Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian bank for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares.


For the fiscal year ended February 28, 1997, the contingent deferred sales charge ("CDSC") imposed on redemption of Class A, Class B and Class C shares was approximately $3,861, $279,385 and $789, respectively. For the fiscal year ended February 29, 1996, the CDSC imposed on redemption of Class A and Class B shares was approximately $1,066 and $310,387, respectively. For the fiscal year ended February 28, 1995, no CDSC was imposed on Class A Shares. For the fiscal year ended February 28, 1995, the CDSC imposed on redemption of Class B shares was approximately $371,474. (Class C shares were not available as of the Fund's fiscal years ended February 29, 1996 and February 28, 1995.)

The Distribution Agreement will remain in effect until August 1, 1998, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.


5.  PORTFOLIO TRADING
Specific decisions to purchase or sell securities for the Fund are made by a portfolio manager who is an employee of the Adviser and who is appointed and supervised by its senior officers. Changes in the Fund's investments are reviewed by the Board of Trustees. The Fund's portfolio manager may serve other clients of the Adviser or any subsidiary of the Adviser in a similar capacity.

The primary consideration in placing portfolio security transactions is execution at the most favorable prices. The Adviser has complete freedom as to the markets in and broker-dealers through which it seeks this result. Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser attempts to negotiate with underwriters to decrease the commission or concession for the benefit of the Fund. The Adviser normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Securities firms or futures commission merchants may receive brokerage commissions on transactions involving Futures Contracts. Subject to the requirement of seeking execution at the most favorable price, securities may, as authorized by the Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.


Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.


In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In some cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.

6.  SHAREHOLDER SERVICES
INVESTMENT AND WITHDRAWAL PROGRAMS -- The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

  LETTER OF INTENT: If a shareholder (other than a group purchaser described below) anticipates purchasing $100,000 or more of Class A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period, in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Fund's Account Application or filing a separate Letter of Intent application (available from the Shareholder Servicing Agent) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund at net asset value pursuant to the Distribution Investment Program also will not apply toward completion of the Letter of Intent.

Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by the Shareholder Servicing Agent in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

If the intended investment is not completed, the Shareholder Servicing Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Shareholder Servicing Agent. By completing and signing the Account Application, or separate Letter of Intent application, the shareholder irrevocably appoints the Shareholder Servicing Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.


  RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, B and C shares of that shareholder in the MFS Funds or the MFS Fixed Fund reaches a discount level. See "Purchases" in the Prospectus for the sales charges on quantity discounts. For example, if a shareholder owns shares with a current offering price value of $75,000 and purchases an additional $25,000 of Class A shares of the Fund, the sales charge for the $25,000 purchase would be at the rate of 4% (the rate applicable to single transactions of $100,000). A shareholder must provide the Shareholder Servicing Agent (or his investment dealer must provide
MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

  SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


  DISTRIBUTION INVESTMENT PROGRAM: Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of the fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

  SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) any "Free Amount"; (ii) to the extent necessary, any "Reinvested Shares" and (iii) to the extent necessary, the "Direct Purchase" subject to the lowest CDSC (as such terms are defined in "Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be reinvested in additional full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder Servicing Agent on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

  INVEST BY MAIL: Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to the Shareholder Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each investment.

  GROUP PURCHASES: A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not a Letter of Intent), obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.


  AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial exchange will occur after receipt and processing by the Shareholder Servicing Agent of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.


No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to each fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan.

The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

  REINSTATEMENT PRIVILEGE: Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A shares of MFS Cash Reserve Fund in the case where the shares are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of shares reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of the same class of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within 12 months of the initial purchase in the case of certain Class A shares and in the case of Class C shares or within six years of the initial purchase in the case of Class B shares, a CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of any loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.


EXCHANGE PRIVILEGE -- Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the class of shares) at their net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent.


Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. Each exchange involves the redemption of shares of the Fund to be exchanged and the purchase at net asset value (i.e., without a sales charge) of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If an Exchange Request is received by the Shareholder Servicing Agent prior to the close of regular trading on the Exchange, the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to the Shareholder Servicing Agent by facsimile subject to the requirements set forth above.

No CDSC is imposed on exchanges among the MFS Funds, although liability for the CDSC is carried forward to the exchanged shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.

Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or the Shareholder Servicing Agent. A shareholder considering an exchange should obtain and read the prospectus of the other MFS Fund and consider the differences in objectives and policies before making any exchange. Shareholders of the other MFS Funds (except MFS Money Market Fund and MFS Government Money Market Fund for shares acquired through direct purchase and dividends reinvested prior to June 1, 1992) have the right to exchange their shares for shares of the MFS Funds, subject to the conditions, if any, set forth in their respective prospectuses. In addition, unitholders of the MFS Fixed Fund have the right to exchange their units (except units acquired through direct purchases) for shares of the Fund, subject to the conditions, if any, imposed upon such unitholders by the MFS Fixed Fund.

Any state income tax advantages for investment in shares of each state- specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws.

The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations (see "Purchases" in the Prospectus).

TAX-DEFERRED RETIREMENT PLANS -- Shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available through investment dealers plans and/or custody agreements for the following:

  Individual Retirement Accounts (IRAs) (for individuals and their non- employed spouses who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

  Simplified Employee Pension (SEP-IRA) Plans;

  Retirement Plans Qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended;

  403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations); and

  Certain other qualified pension and profit-sharing plans.

The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

Investors should consult with their tax advisers before establishing any of the tax-deferred retirement plans described above.

7.  TAX STATUS


The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition and holding period of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.

Shareholders of the Fund normally will have to pay federal income taxes on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are paid in cash or reinvested in additional shares. Because the Fund expects to earn primarily interest income, it is expected that no Fund dividends will qualify for the dividends-received deduction for corporations. Distributions of net capital gains, (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the Federal tax status of its distributions after the end of each calendar year.

Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A shares within 90 days after their purchase followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of another MFS Fund (or any other shares of an MFS Fund generally sold subject to a sales charge).

The Fund's current dividend and accounting policies will affect the amount, timing and character of distributions to shareholders and may, under certain circumstances, make an economic return of capital taxable to shareholders. Any investment in zero coupon securities and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. An investment in residual interests of a CMO that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding, regardless of whether a lower rate may be permitted under an applicable treaty. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdiction. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.

As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

Distributions of the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local taxes. The Fund intends to advise shareholders of the extent, if any, to which its distributions consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes as well as regarding the tax consequences of an investment in the Fund.

8.  DETERMINATION OF NET ASSET VALUE AND
    PERFORMANCE
NET ASSET VALUE: The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) This determination is made once during each such day as of the close of regular trading on such Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Debt securities (other than short-term obligations) in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional- size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Futures Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing service has been approved by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued based upon dealer-supplied valuations. Other short-term obligations in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Portfolio securities and other assets for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD, the Fund's principal underwriter, prior to the close of that business day.

PERFORMANCE INFORMATION
TOTAL RATE OF RETURN: The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced by the CDSC (4% maximum for Class B shares and 1% maximum for Class C shares) and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return on Class A shares since the value of the initial account will not be reduced by the maximum sales charge (currently 4.75% on Class A shares), and/or (iii) total rates of return which represent aggregate performance over a period or year-by-year performance, and which may or may not reflect the effect of the maximum or other sales charge or CDSC. The Fund offers multiple classes of shares which were initially offered for sale to the public on different dates. The calculation of total rate of return for a class of shares which initially was offered for sale to the public subsequent to another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from the date it initially was offered for sale to the public and
(ii) the performance of the Fund's oldest class from the date it initially was offered for sale to the public up to the date that the newer class initially was offered for sale to the public.

As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of the Fund's classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).

Total rate of return quotations for each class are presented in Appendix A attached hereto under the heading "Performance Quotations."

PERFORMANCE RESULTS: The performance results for Class A shares presented in Appendix A attached hereto under the heading "Performance Results" assume an initial investment of $10,000 in Class A shares and cover the period from December 31, 1987 to December 31, 1996. It has been assumed that dividends and capital gain distributions were reinvested in additional shares. These performance results, as well as any yield or total rate of return quotation provided by the Fund, should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields and total rates of return should be considered when comparing the yield and total rate of return of the Fund to yields and total rates of return published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. Current net asset value of shares and account balance information may be obtained by calling 1-800-MFS-TALK (637-8255).

YIELD: Any yield quotation for a class of shares of the Fund is based on the annualized net investment income per share of that class of over a 30-day period. The yield is calculated by dividing the net investment income per share allocated to a particular class of the Fund earned during the period by the maximum offering price per share of such class on the last day of that period. The resulting figure is then annualized. Net investment income per share of a class is determined by dividing (i) the dividends and interest earned by the Fund allocated to the class during the period, minus accrued expenses of such class for the period by (ii) the average number of shares of such class entitled to receive dividends during the period multiplied by the maximum offering price per share of such class on the last day of the period. The Fund's yield calculations assume a maximum sales charge of 4.75% in the case of Class A shares and no payment of any CDSC in the case of Class B and Class C shares. Yield quotations for each class of shares are presented in Appendix A attached hereto under the heading "Performance Quotations."

CURRENT DISTRIBUTION RATE: Yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders of each class are reflected in the quoted "current distribution rate" for that class. The current distribution rate for a class is computed by dividing the total amount of dividends per share paid by the Fund to shareholders of that class during the past twelve months by the maximum public offering price of that class at the end of such period. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends paid during the past twelve months. The current distribution rate differs from the yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income for option writing, short-term capital gains and return of invested capital, and is calculated over a different period of time. The Fund's current distribution rate calculation for Class A shares assumes a maximum sales charge of 4.75%. Current distribution rate quotations for each class of shares are presented in Appendix A attached hereto under the heading "Performance Quotations."

From time to time each Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following:
Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Services, Inc., CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals.


From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks, and similar or related matters.

The Fund may also quote evaluations mentioned in independent radio or television broadcasts.

From time to time the Fund may use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral.


From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planningsm program, an inter-generational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and other similar or related matters.


The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.


MFS FIRSTS: MFS has a long history of innovations.

       -- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

       -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

       -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

       -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933. ("Truth in Securities Act" or "Full Disclosure Act").

       -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or cash.

       -- 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

       -- 1979 -- Spectrum becomes the first combination fixed/ variable annuity with no initial sales charge.

       -- 1981 -- MFS(R) World Governments Fund is established as America's first globally diversified fixed-income mutual fund.

       -- 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

       -- 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

       -- 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

       -- 1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

       -- 1989 -- MFS(R) Regatta becomes America's first non-qualified market-value-adjusted fixed/variable annuity.

       -- 1990 -- MFS(R) World Total Return Fund is the first global balanced fund.

       -- 1993 -- MFS(R) World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

       -- 1993 -- MFS becomes money manager of MFS(R) Union Standard Trust, the first trust to invest in companies deemed to be union-friendly by an Advisory Board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.

9.  DISTRIBUTION PLAN
The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and the respective class of shareholders. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the Fund's expense ratio to the extent that the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.

The Distribution Plan is described in the Prospectus under the caption "Distribution Plan," which is incorporated herein by reference. The following information supplements this Prospectus discussion.

SERVICE FEES: With respect to Class A shares, no service fees will be paid: (i) to any dealer who is the holder or dealer of record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

With respect to Class B shares, except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. MFD, however, may waive this minimum amount requirement from time to time. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

MFD or its affiliates shall be entitled to receive any service fee payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.

DISTRIBUTION FEES: The purpose of distribution payments to MFD under the Distribution Plan is to compensate MFD for Its distribution services to the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expense and equipment.

DISTRIBUTION AND SERVICE FEES PAID DURING THE FUND'S LAST FISCAL YEAR:

During the fiscal year ended February 28, 1997, the Fund paid the following Distribution Plan expenses:

                                   AMOUNT OF      AMOUNT OF       AMOUNT OF
                                 DISTRIBUTION    DISTRIBUTION    DISTRIBUTION
                                  AND SERVICE    AND SERVICE     AND SERVICE
                                 FEES PAID BY   FEES RETAINED   FEES RECEIVED
CLASSES OF SHARES                     FUND           BY MFD        BY DEALERS
-----------------                --------------------------------------------
Class A Shares                    $1,073,126       $414,069        $659,057
Class B Shares                    $1,206,275       $943,448        $262,827
Class C Shares                    $   32,245       $     92        $ 32,153

GENERAL: The Distribution Plan will remain in effect until August 1, 1998, and will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions"). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions") or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

10. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of four classes of shares of the Fund, Class A shares, Class B shares, Class C shares and Class I shares. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to shareholders. The Fund reserves the right to create and issue a number of series and additional classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. To the extent any Fund's shareholder owns a controlling percentage of the Fund's shares, such shareholder may affect the outcome of such matters to a greater extent than other Fund shareholders (see "Description of Shares. Voting Rights and Liabilities" in the Prospectus). Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Fund. A meeting of shareholders will be called upon the request of shareholders of record holding in the aggregate not less than 10% of the outstanding voting securities of the Fund. No material amendment may be made to the Fund's Declaration of Trust without the affirmative vote of a majority of the Fund's outstanding shares (as defined in "Investment Restrictions"). The Fund may be terminated (i) upon the merger or consolidation of the Fund with another organization or upon the sale of all or substantially all of its assets, if approved by the vote of the holders of two-thirds of the Fund's outstanding shares, except that if the Trustees recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Fund's outstanding shares will be sufficient, or (ii) upon liquidation and distribution of the assets of the Fund, if approved by the vote of the holders of two-thirds of its outstanding shares of the Fund, or (iii) by the Trustees by written notice to its shareholders. If not so terminated, the Fund will continue indefinitely.


The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of the Fund. The Fund's Declaration of Trust also provides that the Fund shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund and its shareholders and the Trustees, officers, employees and agents of the Fund covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Fund itself was unable to meet its obligations.

The Fund's Declaration of Trust further provides that obligations of the Fund are not binding upon the Trustees individually but only upon the property of the Fund and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

11.  INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS
Deloitte & Touche LLP are the Fund's independent auditors, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.


The Portfolio of Investments at February 28, 1997, the Statement of Assets and Liabilities at February 28, 1997, the Statement of Operations for the year ended February 28, 1997, the Statement of Changes in Net Assets for the year ended February 28, 1997, and the year ended February 29, 1996, the Notes to Financial Statements and the Independent Auditors' Report, each of which is included in the Annual Report to shareholders of the Fund, are incorporated by reference into this SAI and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent auditors, as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

                                                                    APPENDIX A

                           PERFORMANCE INFORMATION

The performance results and quotations below should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary. See "Determination of Net Asset Value and Performance" in the SAI.

                      PERFORMANCE RESULTS -- CLASS A SHARES
-------------------------------------------------------------------------------

                                      VALUE OF                  VALUE OF                 VALUE OF
         YEAR ENDED               INITIAL $10,000              CAP. GAIN                REINVESTED                  TOTAL
         DECEMBER 31                 INVESTMENT              DISTRIBUTIONS               DIVIDENDS                  VALUE
         -----------              ---------------            -------------              -----------                 -----
            1987                       $8,661                     $ 43                    $   933                  $ 9,637
            1988                        8,402                       42                      1,807                   10,251
            1989                        8,614                       43                      2,827                   11,484
            1990                        8,587                       43                      3,751                   12,381
            1991                        9,039                       45                      5,057                   14,141
            1992                        9,002                       45                      6,113                   15,160
            1993                        9,205                       46                      7,369                   16,620
            1994                        8,245                       41                      7,789                   16,075
            1995                        9,242                       46                      9,923                   19,211
            1996                        8,734                       43                     10,586                   19,363

------------
Explanatory Notes: The results in the table assume that income dividends and capital gain distributions were invested in additional shares. The results also assume that the initial investment in Class A shares was reduced by the current maximum applicable sales charge. No adjustment has been made for income taxes, if any, payable by shareholders.

                            PERFORMANCE QUOTATIONS

All performance quotations are for the period ended February 28, 1997.

                                                                                          ACTUAL
                                                                                          30-DAY         30-DAY
                                                        AVERAGE ANNUAL TOTAL REURNS       YIELD          YIELD
                                                  ------------------------------------  (INCLUDING      (WITHOUT         CURRENT
                                                                            LIFE OF        ANY            ANY         DISTRIBUTION
                                                   1 YEAR      5 YEAR        FUND        WAIVERS)        WAIVERS)         RATE
                                                   ------      ------       ------       -------        --------      ------------
Class A Shares with sales charge .............    -1.23%        5.80%       6.72%          5.82%          5.67%           6.15%
Class A Shares without sales charge ..........     3.67%        6.84%       7.24%           N/A            N/A            N/A
Class B Shares with CDSC .....................    -0.97%        5.99%(1)    6.97%(1)        N/A            N/A            N/A
Class B Shares without CDSC ..................     2.92%        6.30%(1)    6.97%(1)       5.45%          5.29%           5.73%
Class C Shares with CDSC .....................     2.03%        6.70%(2)    7.17%(2)        N/A            N/A            N/A
Class C Shares without CDSC ..................     3.00%        6.70%(2)    7.17%(2)       5.45%          5.29%           4.92%
Class I Shares ...............................     3.75%(3)     6.85%(3)    7.25%(3)       6.48%          6.32%           6.74%(3)

(1) Class B share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares on August 30, 1993. Sales charges, expenses and expense ratios, and therefore a performance, for
    Class A and Class B shares differ. Class B share performance has been adjusted to reflect that Class B shares generally are subject to a CDSC (unless the performance quotation does not give effect to the CDSC) whereas Class A shares generally are subject to an initial sales charge. Class B share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.

(2) Class C share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class C shares on April 1, 1996. Sales charges, expenses and expense ratios, and therefore performance, for Class A and Class C shares differ. Class C share performance has been adjusted to reflect that Class C shares generally are subject to a
    CDSC (unless the performance quotation does not give effect to the CDSC) whereas Class A shares generally are subject to an initial sales charge. Class C share performance has not, however, been adjusted to reflect differences in operating expenses
    (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.

(3) Class I share performance includes the performance of the Fund's Class A shares for the periods prior to the commencement of offering of Class I shares on January 2, 1997. Sales charges, expenses and expense ratios, and therefore performance for Class I and A shares differ. Class I share performance has been adjusted to reflect that Class I shares are not subject to an initial sales charge, whereas Class A shares generally are subject to an initial sales charge. Class I share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class
    I shares. The current distribution rate for Class I shares is calculated by annualizing the last dividend.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company 225
Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606

MAILING ADDRESS:
P.O. Box 2281, Boston, MA 02107-9906

AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110

MFS(R)
GOVERNMENT
SECURITIES FUND

500 BOYLSTON STREET
BOSTON, MA 02116

[GRAPHIC OMITTED]
INVESTMENT MANAGEMENT
We invented the mutual fund)(SM)

                           MGS-13-7/97/525 26/226/326

[Front Cover]

[MFS logo]
INVESTMENT MANAGEMENT

                                                                   Annual Report
                                                                  for Year Ended
                                                               February 28, 1997

MFS(R) Government Securities Fund

[close up pictures of a flag]

Table of Contents

Letter from the Chairman   .....................  1
A Discussion with the Portfolio Manager   ......  2
Portfolio Manager's Profile   ..................  5
Fund Facts  ....................................  6
Performance Summary  ...........................  6
Portfolio of Investments   .....................  9
Financial Statements    ........................ 11
Notes to Financial Statements    ............... 18
Independent Auditors' Report  .................. 24
Trustees and Officers   ........................ 25


Highlights

[bullet] For the 12 months ended February 28, 1997, Class A shares of the Fund provided a total return at net asset value of 3.67%, Class B shares 2.92%, Class C shares 3.00%, and Class I shares 3.75%.

[bullet] The fixed-income market has vacillated between concern that, with the economy operating near full employment, inflationary pressures could be building, and belief that, by some measures, inflationary pressures are abating.

[bullet] The mortgage-backed pass-through sector posted strong relative performance in the past 12 months. We anticipated a continuation of this trend as mortgage-backed securities tend to outperform U.S. Treasuries in uncertain market environments.

[bullet] The portfolio is shifting from intermediate-maturity Treasuries toward an increased allocation in cash, offset by a greater emphasis on longer-maturity 20-year Treasuries, in an effort to reduce overall interest rate sensitivity.

Letter from the Chairman

[PICTURE OF A. KEITH BRODKIN]

Dear Shareholders:

  After more than six years of expansion, the U.S. economy appears to be experiencing another year of moderate growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Also, gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high levels of consumer debt and rising personal bankruptcies, as well as in the ongoing tightness in labor markets, which could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, which would represent a modest decline from 1996.

  In the bond markets, conflicting signals over the strength of the economy have created near-term volatility, while comments by Federal Reserve Board Chairman Alan Greenspan late in 1996 and earlier this year created some uncertainty about the Federal Reserve's next move. However, we expect the Fed to maintain its anti-inflationary stance should signs of more rapid economic growth and, particularly, of higher inflation resurface. While inflationary forces largely remained in check in 1996, the continued strength in the labor market means that a pickup in inflation is still possible. At the same time, the U.S. budget deficit continues to decline and, as a percentage of gross domestic product, is now less than 2%, which we consider a positive development for the bond markets. Although interest rates may move higher over the coming months, we believe that, at current levels, fixed-income markets remain equitably valued.

  We appreciate your support and welcome any questions or comments you may have.

Respectfully,

[Signature A. Keith Brodkin]
A. Keith Brodkin

Chairman and President

March 12, 1997

A Discussion with the Portfolio Manager

[PICTURE OF STEVEN E. NORTHERN]

For the 12 months ended February 28, 1997, Class A shares of the Fund provided a total return of 3.67%, Class B shares 2.92%, Class C shares, which became available on April 1, 1996, 3.00%, and Class I shares 3.75%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges. During the same period, the Lehman Brothers Government/Mortgage Index (Lehman Index), an unmanaged index of Treasury, government agency and mortgage-backed securities, returned 5.27%, while the average general U.S. government fund returned 4.01% according to Lipper Analytical Services, an independent firm that reports mutual fund performance.

Q. What do you see as some of the reasons for this performance?

A. Our underperformance over the past 12 months was experienced almost entirely in the early part of 1996, and it was the result of our misjudging an important turn in the momentum of economic activity. Whereas growth had been an anemic 1.3% during 1995 and the Federal Reserve Board, in response, had begun easing interest rates, early indications in the first months of 1996 were that these trends would continue. However, it turned out that this seemingly weaker growth was, in large part, the result of severe weather conditions and the government shutdown during the winter months. This apparent weakness served to mask the fact that economic conditions were on the threshold of a significant rebound to above-trend growth. As this shift took place, the risks in the market shifted accordingly to reflect concern that full employment could lead to inflationary pressures. Though these pressures have been slow to develop, the market was quick to factor in the added risk by sharply increasing interest rates. We were positioned incorrectly for this shift and lagged the market as a consequence.

Q. In general, how would you describe the fixed-income environment over the past year?

A. With a backdrop of an economy operating near its long-term growth potential for much of the year, the fixed-income market vacillated somewhat between two opposing themes. The first was concern that, five years into this business expansion and with the economy operating near what is commonly viewed as full employment, inflationary pressures could be building. The second was belief that, by some measures, inflationary pressures were actually abating. Stronger momentum in the economy during the first half of 1996 led the fixed-income market to focus on inflationary risks, pushing yields on two-year and 30-year Treasury securities from lows of 5.19% and 6.33%, respectively, in March, to highs of 6.44% and 7.20% by the summer. Slackening of growth later in the third quarter, accompanied by encouraging reports that inflationary pressures remained contained, led the market to rally, bringing yields back to 5.60% on two-year Treasuries and to 6.40% on 30-year Treasuries. By December, however, sentiment once again focused on the risks to the market, and yields rose 30 to 40 basis points (0.30% to 0.40%) across all maturities.

 As the fixed-income environment shifted from pessimism to optimism and back, the underlying performance of the economy remained healthy as inflation remained low and the economy continued to expand.

Q. And what about the government/mortgage environment? Has it seen any major developments?

A. The government/mortgage sector has been largely bypassed by many traditional domestic investors for some time now. Current conditions of low and stable inflation and seemingly sustainable economic growth have generated healthy financial market outcomes, notably a strong stock market and narrowing risk premiums in corporate bonds relative to Treasuries. Though growth prospects are expected to falter at some point and investors will inevitably adopt a less sanguine attitude toward risk, until that time, domestic asset flows into this sector will likely remain limited.


 In the meantime, foreign flows into Treasuries have accelerated to record levels, and it is likely that this trend will continue. The magnitude of these flows raises some concern that their interruption or reversal would expose an important vulnerability to our market. These concerns are, I believe, exaggerated, as past experience confirms that even in an environment of net foreign outflows, yields need not rise. Ultimately, domestic interest rates are determined by domestic economic and monetary fundamentals.

Q. The biggest weighting in the Fund is in the mortgage-backed pass-through sector, at about 40% of net assets. Why have you put so much emphasis on this sector?


A. The mortgage-backed pass-through sector posted strong relative performance in the past 12 months, and we anticipate a continuation of this trend in the months ahead. Mortgage securities tend to outperform Treasuries in uncertain market environments for two important reasons. The first is that they are, on average, shorter in maturity than outstanding Treasuries and thus decline less in price as yields increase, as they did in 1996. Also, because they are higher-yielding securities, the additional coupon income provides a total return cushion to help offset price declines (although, the principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity).

 An index or average allocation to this sector would be about 36%. For 1997, we anticipate an economy that would produce growth close to current trends with only modest inflationary pressures -- in other words, an environment in which we expect mortgages would continue to provide good value.

Q. Another 22% of the portfolio is invested in U.S. Treasuries. What range of maturities are you selecting in this sector, and why?

A. We are currently shifting our Treasury emphasis away from intermediate-maturity Treasuries toward an increased allocation to cash, offset by a slightly greater emphasis on longer-maturity 20-year Treasuries. Though it remains uncertain whether the Federal Reserve Board will elect to raise short-term interest rates during the next several months, the risks are increasing that the Fed will perceive the need for a modest tightening. Should it choose to raise interest rates, short- and intermediate-maturity securities would be the most adversely affected. By repositioning our Treasury exposure between cash and longer maturities, we believe we can reduce overall interest rate sensitivity in the portfolio, while reducing exposure to intermediate maturities.

Q. The third sector, government agency securities, makes up another 22% of the portfolio. What kinds of agencies are represented here?

A. This includes agencies backed by the full faith and credit of the U.S. government, such as the Small Business Administration and the Government Financing Corporation. We feel these securities are attractive long-term holdings for the portfolio and add significant incremental yield relative to Treasury securities.

Q. In general, how do you decide how to allocate assets among the mortgage-backed, Treasury, and government-agency sectors?

A. The allocation decision is guided by our outlook for interest rates and the forces that shape the fixed-income environment. Generally, we would favor a larger allocation to Treasuries and noncallable agencies if we believed the environment was favorable for fixed-income markets. Conversely, in a narrow-range or declining market environment, we would favor higher-yield securities with call features, such as callable agencies or mortgage-backed securities.

Q. Do you see any reason why these allocations might see significant changes in the next several months?

A. One likely change would be an increase in mortgage-backed securities weightings should their spreads over Treasuries increase over the next few months. Also, we are always on the lookout to increase our holdings of attractively priced agencies, so we might add to this sector opportunistically over the coming year.

Q. How does the Fund's duration, or interest rate sensitivity, compare to your benchmark, the Lehman Index, and why are you at that level?

A. A neutral, or index, duration would be 4.6 years. That is close to the average duration of the portfolio today. Given that we believe our market will likely continue to fret over the risk of late business-cycle inflationary pressures, we think a cautious duration stance is warranted. Longer term, however, these pressures will likely remain contained. Inflation is generated by excess demand when growth exceeds the nation's long-term capacity to grow. But as long as monetary policy constrains growth in spending and limits excess demand, we see no inconsistency between low unemployment and low inflation.

[Signature of Steven E. Nothern]

Steven E. Nothern
Portfolio Manager

Portfolio Manager's Profile

Steven E. Nothern joined MFS in 1986 in the Fixed Income Department. He was named Vice President in 1989 and Senior Vice President in 1993, and has been Portfolio Manager of MFS Government Securities Fund since January 1991. Mr. Nothern is a graduate of Middlebury College and holds a Master's of Business Administration degree from Boston University. He is a Chartered Financial Analyst and a member of the Boston Security Analysts Society.

Fund Facts

Strategy:                 The Fund's investment objective is to seek current
                          income and preservation of capital. Government guarantees apply to individual securities only and not to prices and yields of shares in a managed portfolio.

Commencement of
investment operations:    Class A: July 25, 1984
                          Class B: August 30, 1993
                          Class C: April 1, 1996
                          Class I: January 2, 1997

Size:                     $414.7 million net assets as of February 28, 1997

Performance Summary

The information below and on the following page illustrates the historical performance of MFS Government Securities Fund -- Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 4.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on the differences in loads and fees paid by shareholders investing in the different classes. It is not possible to invest in an index.

Growth of a Hypothetical $10,000 Investment
(For the 5-Year Period Ended February 28, 1997)


       MFS Government
      Securities Fund     Consumer Price       Lehman Brothers
         -Class A           Index-U.S.    Government/Mortgage Index
3/92        9521              10000                 10000
2/93       10710              10325                 11183
2/94       11248              10584                 11758
2/95       11384              10887                 11975
2/96       12783              11167                 13396
2/97       13182              11515                 14102

Growth of a Hypothetical $10,000 Investment
(For the 10-Year Period Ended February 28, 1997)

       MFS Government
      Securities Fund     Consumer Price       Lehman Brothers
         -Class A           Index-U.S.    Government/Mortgage Index
3/87        9529              10000                  9955
2/89       10100              10890                 10924
2/91       12288              12072                 13867
2/93       15381              12816                 17426
2/95       16349              13514                 18659
2/97       18931              14294                 21973

Average Annual Total Returns


                                                       1 Year     3 Years    5 Years   10 Years
------------------------------------------------------------------------------------------------
MFS Government Securities Fund (Class A)
 including 4.75% sales charge                          -1.23%     +3.91%      +5.80%     +6.72%
------------------------------------------------------------------------------------------------
MFS Government Securities Fund (Class A)
 at net asset value                                    +3.67%     +5.62%      +6.84%     +7.24%
------------------------------------------------------------------------------------------------
MFS Government Securities Fund (Class B) with CDSC     -0.97%     +4.00%      +5.99%     +6.97%
------------------------------------------------------------------------------------------------
MFS Government Securities Fund (Class B)
 at net asset value                                    +2.92%     +4.88%      +6.30%     +6.97%
------------------------------------------------------------------------------------------------
MFS Government Securities Fund (Class C) with CDSC     +2.03%     +5.39%      +6.70%     +7.17%
------------------------------------------------------------------------------------------------
MFS Government Securities Fund (Class C)
 at net asset value                                    +3.00%     +5.39%      +6.70%     +7.17%
------------------------------------------------------------------------------------------------
MFS Government Securities Fund (Class I)
 at net asset value                                    +3.75%     +5.65%      +6.85%     +7.25%
------------------------------------------------------------------------------------------------
Average general U.S. government fund++                 +3.86%     +4.82%      +6.18%     +6.75%
------------------------------------------------------------------------------------------------
Lehman Brothers Government/Mortgage Index**            +5.27%     +6.24%      +7.12%     +8.19%
------------------------------------------------------------------------------------------------
Consumer Price Index*+                                 +3.12%     +2.85%      +2.86%     +3.64%
------------------------------------------------------------------------------------------------

  *The Consumer Price Index is published by the U.S. Bureau of Statistics and measures the cost of living (inflation).
 **Source: AIM.
  +Source: CDA/Wiesenberger.
 ++Source: Lipper Analytical Services.

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class B results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases are subject to a 1% CDSC if redeemed within 12 months of purchase. Class I shares, which became available on January 2, 1997 have no sales load or 12b-1 fees and are only available to certain institutional investors.

Class B and Class C share results include the performance and operating expenses (e.g., Rule 12b-1) of the Fund's Class A shares for periods prior to the commencement of offering of Class B and Class C shares. Because operating expenses attributable to Class B and Class C shares are higher than those of Class A shares, Class B and Class C share performance would have been lower had Class B and Class C shares been outstanding during the entire period. The Class A share performance included in the Class B and Class C share performance with CDSC, had been adjusted to reflect the CDSC generally applicable to Class B and Class C shares rather than the sales charge generally applicable to Class A shares.

Class I share results include the performance and operating expenses (e.g., Rule 12b-1) of Class A shares, for periods prior to the commencement of offering of Class I shares. Because operating expenses attributable to Class A shares are greater than those of Class I shares, Class I share performance would have been higher had Class I shares been outstanding during the entire period. The Class A share performance included in Class I share performance has been adjusted to reflect the fact that Class I shares have no initial sales load.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time.

Portfolio Concentration as of February 28, 1997
Largest Sectors

[pie chart]

Cash                       16%
Mortgage Backed            40%
Other Government Agencies  22%
U.S. Treasuries            22%

For a more complete breakdown, refer to Portfolio of Investments.

Tax Form Summary
In January 1997, shareholders were mailed a tax form summary reporting the federal tax status of all distributions paid during the calendar year 1996.

Portfolio of Investments - February 28, 1997

Bonds - 83.9%
--------------------------------------------------------------------

                                              Principal Amount
Issuer                                           (000 Omitted)                Value
-------------------------------------------------------------------------------------
U.S. Federal Agencies - 22.5%
 Federal National Mortgage Assn., 6.95s, 2006          $10,000          $  9,870,300
 Federal National Mortgage Assn., 7s, 2026              21,455            20,912,166
 Federal National Mortgage Assn., 8.46s, 2002            5,699             5,941,638
 Financing Corp., 9.8s, 2018                            16,500            21,176,760
 Financing Corp., 10.35s, 2018                           5,000             6,725,800
 Financing Corp., 10.7s, 2017                           20,790            28,622,009
                                                                         ------------
Total U.S. Federal Agencies (Identified Cost, $94,701,420)              $ 93,248,673
-------------------------------------------------------------------------------------
U.S. Government Guaranteed - 61.4%
 Government National Mortgage Association - 31.1%
 GNMA, 7s, 2022-2025                                   $45,325          $ 44,149,076
 GNMA, 7.5s, 2002-2027                                  32,066            32,225,360
 GNMA, 8s, 2026-2027                                    19,713            20,100,620
 GNMA, 8.5s, 2001-2026                                  27,682            28,758,463
 GNMA, 10.75s, 2015-2016                                   350               395,873
 GNMA, 11.5s, 2010-2019                                  1,258             1,453,931
 GNMA, 12s, 2013-2019                                      747               874,778
 GNMA, 12.5s, 2011                                         932             1,099,870
                                                                         ------------
                                                                        $129,057,971
 -------------------------------------------------------------------------------------
 Small Business Administration - 8.3%
 SBA, 8.625s, 2011                                     $ 3,824          $  4,062,094
 SBA, 8.8s, 2011                                         1,900             2,036,678
 SBA, 9.05s, 2009                                        2,276             2,432,159
 SBA, 9.1s, 2009                                         3,010             3,225,972
 SBA, 9.25s, 2010                                        2,927             3,163,065
 SBA, 9.3s, 2010                                         4,581             4,978,228
 SBA, 9.45s, 2010                                        6,914             7,518,503
 SBA, 9.5s, 2010                                           284               309,997
 SBA, 9.65s, 2010                                        1,449             1,586,818
 SBA, 9.7s, 2010                                         1,362             1,492,482
 SBA, 9.9s, 2008                                         1,109             1,213,355
 SBA, 10.05s, 2008-2009                                  1,349             1,486,883
 SBA, 10.35s, 1997                                         941               956,244
                                                                         ------------
                                                                        $ 34,462,478
-------------------------------------------------------------------------------------
 U.S. Treasury Obligations - 22.0%
 U.S. Treasury Bonds, 10.75s, 2005                     $17,400          $ 22,035,534
 U.S. Treasury Bonds, 11.25s, 2015                      24,350            35,288,477
 U.S. Treasury Bonds, 12.375s, 2004                     10,650            14,181,114
 U.S. Treasury Notes, 7.75s, 2000                       15,000            15,595,350
 U.S. Treasury Notes, 9.125s, 1999                       3,750             3,976,763
                                                                         ------------
                                                                        $ 91,077,238
-------------------------------------------------------------------------------------
Total U.S. Government Guaranteed (Identified Cost, $254,494,467)        $254,597,687
-------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $349,195,887)                             $347,846,360
-------------------------------------------------------------------------------------

Short-Term Obligations - 9.4%
-------------------------------------------------------------------------------


                                              Principal Amount
Issuer                                           (000 Omitted)                Value
-------------------------------------------------------------------------------------
 Federal Home Loan Bank, due 03/03/97                  $24,245          $ 24,237,861
 Federal National Mortgage Assn., due 03/07/97          15,000            14,987,075
                                                                         ------------
Total Short-Term Obligations, at Amortized Cost                         $ 39,224,936
-------------------------------------------------------------------------------------
Total Investments (Identified Cost, $388,420,823)                       $387,071,296
Other Assets, Less Liabilities - 6.7%                                     27,591,002
-------------------------------------------------------------------------------------
Net Assets - 100.0%                                                     $414,662,298
-------------------------------------------------------------------------------------

See notes to financial statements

Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------


February 28, 1997
------------------------------------------------------------------------------------------
Assets:
 Investments, at value (identified cost, $388,420,823)                                       $387,071,296
 Cash                                                                                              12,703
 Receivable for investments sold                                                               58,918,714
 Receivable for Fund shares sold                                                                  738,547
 Interest receivable                                                                            4,360,819
 Other assets                                                                                       5,118
                                                                                             ------------
   Total assets                                                                              $451,107,197
                                                                                             ------------
Liabilities:
 Payable for investments purchased                                                           $ 35,409,554
 Payable for Fund shares reaquired                                                                639,261
 Payable to affiliates -
  Management fee                                                                                    2,847
  Shareholder servicing agent fee                                                                   1,481
  Distribution fee                                                                                188,954
 Accrued expenses and other liabilities                                                           202,802
                                                                                             ------------
   Total liabilities                                                                         $ 36,444,899
                                                                                             ------------
Net assets                                                                                   $414,662,298
                                                                                             ------------
Net assets consist of:
 Paid-in capital                                                                             $453,489,324
 Unrealized depreciation on investments                                                        (1,349,527)
 Accumulated net realized loss on investments                                                 (37,505,539)
 Accumulated undistributed net investment income                                                   28,040
                                                                                             ------------
   Total                                                                                     $414,662,298
                                                                                             ------------
 Shares of beneficial interest outstanding                                                    44,116,083
                                                                                             ------------
Class A shares:
 Net asset value per share (net assets of $293,286,201 [divided by] 31,194,051 shares of
   beneficial interest outstanding)                                                               $9.40
                                                                                                  -----
 Offering price per share (100 [divided by] 95.25)                                                $9.87
                                                                                                  -----
Class B shares:
 Net asset value and offering price per share (net assets of $114,860,559 [divided by]
   12,230,642 shares of beneficial interest outstanding)                                          $9.39
                                                                                                  -----
Class C shares:
 Net asset value and offering price per share (net assets of $6,045,806 [divided by]
  641,442 shares of beneficial interest outstanding)                                              $9.43
                                                                                                  -----
Class I shares:
 Net asset value per share (net assets of $469,732 [divide by] 49,948 shares of beneficial
   interest outstanding)                                                                          $9.40
                                                                                                  -----

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
--------------------------------------------------------------------


Year Ended February 28, 1997
--------------------------------------------------------------------
Net investment income:
 Interest income                                                       $ 32,056,488
                                                                       ------------
 Expenses -
  Management fee                                                       $  1,721,896
  Trustees' compensation                                                     36,325
  Shareholder servicing agent fee (Class A)                                 388,145
  Shareholder servicing agent fee (Class B)                                 223,729
  Shareholder servicing agent fee (Class C)                                   3,462
  Shareholder servicing agent fee (Common)                                   88,093
  Distribution and service fee (Class A)                                  1,073,126
  Distribution and service fee (Class B)                                  1,206,275
  Distribution and service fee (Class C)                                     32,245
  Custodian fee                                                             176,004
  Postage                                                                   104,664
  Printing                                                                   55,219
  Auditing fees                                                              34,105
  Legal fees                                                                  5,376
  Miscellaneous                                                             275,229
                                                                       ------------
   Total expenses                                                      $  5,423,893
  Fees paid indirectly                                                      (79,065)
  Reduction of expenses by investment adviser                              (645,570)
                                                                       ------------
   Net expenses                                                        $  4,699,258
                                                                       ------------
    Net investment income                                              $ 27,357,230
                                                                       ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) on investment transactions     $(16,888,266)
  Change in unrealized appreciation on investments                        4,038,792
                                                                       ------------
    Net realized and unrealized loss on investments                    $(12,849,474)
                                                                       ------------
     Increase in net assets from operations                            $ 14,507,756
                                                                       ------------


See notes to financial statements

Statement of Changes in Net Assets
--------------------------------------------------------------------


                                                         Year Ended            Year Ended
                                                  February 28, 1997      February 29, 1996
--------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                $  27,357,230        $  29,371,282
 Net realized gain (loss) on investments                (16,888,266)          21,953,585
 Net unrealized gain (loss) on investments                4,038,792           (1,577,449)
                                                      -------------        -------------
  Increase in net assets from operations              $  14,507,756        $  49,747,418
                                                      -------------        -------------
Distributions declared to shareholders -
 From net investment income (Class A)                 $ (19,813,814)       $ (22,143,801)
 From net investment income (Class B)                    (6,922,954)          (7,225,640)
 From net investment income (Class C)                      (177,171)                  --
 From net investment income (Class I)                        (5,243)                  --
                                                      -------------        -------------
  Total distributions declared to
    shareholders                                      $ (26,919,182)       $ (29,369,441)
                                                      -------------        -------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                     $  78,440,786        $ 127,188,219
 Net asset value of shares issued to
   shareholders in reinvestment of
   distributions                                         16,963,649           18,255,772
 Cost of shares reacquired                             (115,991,226)        (141,455,811)
                                                      -------------        -------------
  Increase (decrease) in net assets from Fund
    share transactions                                $ (20,586,791)       $   3,988,180
                                                      -------------        -------------
   Total increase (decrease) in net assets            $ (32,998,217)       $  24,366,157
Net assets:
 At beginning of period                                 447,660,515          423,294,358
                                                      -------------        -------------
 At end of period (including accumulated
   undistributed net investment income of
   $28,040 and $25,391, respectively)                 $ 414,662,298        $ 447,660,515
                                                      -------------        -------------

See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------


                                                                          Year Ended
                                                        -----------------------------------------------
                                                          February 28,    February 29,    February 28,
                                                                  1997            1996            1995
                                                        --------------- --------------- ---------------
                                                                           Class A
                                                        -----------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
 of period                                                  $  9.67         $  9.22         $  9.79
                                                            -------         -------         -------
Income from investment operations# -
 Net investment income[sec]                                 $  0.62         $  0.66         $  0.67
 Net realized and unrealized
   gain (loss) on
   investments                                                (0.28)           0.45           (0.58)
                                                            -------         -------         -------
  Total from investment
   operations                                               $  0.34         $  1.11         $  0.09
                                                            -------         -------         -------
 Less distributions declared to shareholders -
 From net investment
   income                                                   $ (0.61)        $ (0.66)        $ (0.66)
 In excess of net realized
   gain on investments                                           --              --              --
                                                            -------         -------         -------
  Total distributions
    declared to
    shareholders                                            $ (0.61)        $ (0.66)        $ (0.66)
                                                            -------         -------         -------
Net asset value - end of
 period                                                     $  9.40         $  9.67         $  9.22
                                                            -------         -------         -------
Total return[dbldag]                                          3.67%          12.29%           1.21%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                   0.91%           0.84%           0.79%
 Net investment income                                        6.56%           6.83%           7.24%
Portfolio turnover                                             339%            352%            385%
Net assets, end of period
 (000 omitted)                                             $293,286        $322,740        $318,116

 +Annualized.
 [dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
[dbldag][dbldag]Amount includes distribution in excess of net investment income of less than $0.001 per share for the period indicated. #Per share data for the periods subsequent to February 28, 1994 is based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[sec]The investment adviser did not impose a portion of its management fee for certain periods indicated. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:
  Net investment income                                     $  0.61         $  0.64         $  0.65
  Ratios (to average net assets):
   Expenses##                                                 1.06%           1.05%           1.05%
   Net investment income                                      6.41%           6.62%           6.98%


                                                                          Eleven
                                                                          Months
                                                                          Ended                    Year Ended March 31,
                                                                          February 28,             ---------------------
                                                                                             1994     1993       1992
                                                        ------------------------------------------ ---------- ----------
                                                                                              Class A
------------------------------------------------------------------------------------------------------------------------

Per share data (for a share outstanding throughout each period):
Net asset value - beginning
 of period                                                                $10.00                    $   9.43   $   9.29
                                                                          ---------                   -------    -------
Income from investment operations# -
 Net investment income[sec]                                               $ 0.63                    $   0.67   $   0.75
 Net realized and unrealized
  gain (loss) on
  investments                                                              (0.20)                       0.60       0.14
                                                                          ---------                   -------    -------
  Total from investment
   operations                                                             $ 0.43                    $   1.27   $   0.89
                                                                          ---------                   -------    -------
 Less distributions declared to shareholders -
 From net investment
   income                                                                 $(0.58)[dbldag][dbldag]   $  (0.70)  $  (0.75)
 In excess of net realized
   gain on investments                                                     (0.06)                         --         --
                                                                          ---------                   -------    -------
  Total distributions
    declared to
    shareholders                                                          $(0.64)                   $  (0.70)  $  (0.75)
                                                                          ---------                   -------    -------
Net asset value - end of
 period                                                                   $ 9.79                    $  10.00   $   9.43
                                                                          ---------                   -------    -------
Total return[dbldag]                                                       6.57%+                     13.94%      9.96%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                                0.68%+                      1.20%      1.25%
 Net investment income                                                     6.83%+                      7.18%      7.95%
Portfolio turnover                                                          167%                        264%       270%
Net assets, end of period
 (000 omitted)                                                          $372,702                    $356,735   $356,366
 +Annualized.
 [dbldag]Total returns for Class A shares do not include the applicable sales charge.
  If the charge had been included, the results would have been lower.
[dbldag][dbldag]Amount includes distribution in excess of net investment income of less than $0.001 per share for the period indicated. #Per share data for the periods subsequent to February 28, 1994 is based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[sec]The investment adviser did not impose a portion of its management fee for certain periods indicated. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:
  Net investment income                                                    $0.59                          --         --
  Ratios (to average net assets):
   Expenses##                                                              1.17%+                         --         --
   Net investment income                                                   6.34%+                         --         --


See notes to financial statements

--------------------------------------------------------------------


Year Ended March 31,                1991        1990        1989        1988       1987
-------------------------------------------------------------------------------------------
                                  Class A
-------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
 Net asset value - beginning
   of period                        $  9.10     $  9.05     $  9.56     $ 10.22     $ 10.53
                                    -------     -------     -------     -------     -------
 Income from investment operations -
 Net investment income              $  0.78     $  0.82     $  0.86     $  0.87     $  0.94
 Net realized and unrealized
   gain (loss) on investments          0.19        0.04       (0.51)      (0.59)      (0.20)
                                    -------     -------     -------     -------     -------
  Total from investment
    operations                      $  0.97     $  0.86     $  0.35     $  0.28     $  0.74
                                    -------     -------     -------     -------     -------
Less distributions declared to shareholders -
 From net investment income         $ (0.78)    $ (0.81)    $ (0.86)    $ (0.88)    $ (0.94)
 In excess of net realized gain
   on investments                        --          --          --       (0.06)      (0.11)
                                    -------     -------     -------     -------     -------
  Total distributions
    declared to shareholders        $ (0.78)    $ (0.81)    $ (0.86)    $ (0.94)    $ (1.05)
                                    -------     -------     -------     -------     -------
Net asset value - end of period     $  9.29     $  9.10     $  9.05     $  9.56     $ 10.22
                                    -------     -------     -------     -------     -------
Total return[dbldag]                 11.13%       9.72%       3.84%       3.11%       7.48%
Ratios (to average net assets)/
 Supplemental data:
 Expenses                             1.28%       1.29%       1.40%       1.18%       1.18%
 Net investment income                8.56%       8.81%       9.25%       9.10%       9.14%
Portfolio turnover                      95%        260%        346%        417%        191%
Net assets, end of period
 (000 omitted)                     $323,612    $327,877    $348,617    $397,239    $487,975
[dbldag]Total returns for Class A shares do not include the applicable sales charge.
If the charge had been included, the results would have been lower.

See notes to financial statements

--------------------------------------------------------------------


                                                        Year Ended
                                              -------------------------------
                                                February 28,    February 29,
                                                        1997            1996
                                              --------------- ---------------
                                                          Class B
                                              -------------------------------
Per share data (for a share outstanding throughout each period):
 Net asset value - beginning of
   period                                         $  9.66         $  9.22
                                                  -------         -------
Income from investment operations# -
 Net investment income[sec]                       $  0.55         $  0.59
 Net realized and unrealized gain
   (loss) on investments                            (0.28)           0.44
                                                  -------         -------
  Total from investment
    operations                                    $  0.27         $  1.03
                                                  -------         -------
Less distributions declared to
 shareholders from net investment
 income                                           $ (0.54)        $ (0.59)
                                                  -------         -------
Net asset value - end of period                   $  9.39         $  9.66
                                                  -------         -------
Total return                                        2.92%          11.46%
Ratios (to average net assets)/Supplemental
data[sec]:
 Expenses##                                         1.62%           1.56%
 Net investment income                              5.85%           6.09%
Portfolio turnover                                   339%            352%
Net assets, end of period
 (000 omitted)                                   $114,861        $124,921

 *For the period from the commencement of offering of Class B shares, August 30,
 1993 to February 28, 1994.
 +Annualized.
 #Per share data for the periods subsequent to February 28, 1994 is based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag][dbldag]Amount includes distribution in excess of net investment income of less than $0.001 per share for the period indicated.
[sec]The investment adviser did not impose a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:
  Net investment income                           $  0.54         $  0.57
  Ratios (to average net assets):
   Expenses                                         1.77%           1.77%
   Net investment income                            5.70%           5.88%



                                                   Year Ended            Period Ended
                                                ---------------  --------------------
                                                  February 28,            February 28,
                                                          1995                   1994*
                                                 --------------- ---------------------
                                                               Class B
                                                 -------------------------------------
Per share data (for a share outstanding throughout each period):
 Net asset value - beginning of
   period                                         $  9.78              $10.16
                                                  -------              ------
Income from investment operations# -
 Net investment income[sec]                       $  0.59              $ 0.30
 Net realized and unrealized gain
   (loss) on investments                            (0.56)              (0.43)
                                                  -------              ------
  Total from investment
    operations                                    $  0.03              $(0.13)
                                                  -------              ------
Less distributions declared to
 shareholders from net investment
 income                                           $ (0.59)             $(0.25)[dbldag][dbldag]
                                                  -------              ------
Net asset value - end of period                   $  9.22              $ 9.78
                                                  -------              ------
Total return                                        0.57%               (1.29)%
Ratios (to average net assets)/Supplemental
data[sec]:
 Expenses##                                         1.51%               1.39%+
 Net investment income                              6.52%               5.92%+
Portfolio turnover                                   385%                167%
Net assets, end of period
 (000 omitted)                                   $105,178            $113,107

  *For the period from the commencement of offering of Class B shares, August
   30, 1993 to February 28, 1994.
  +Annualized.
  #Per share data for the periods subsequent to February 28, 1994 is based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag][dbldag]Amount includes distribution in excess of net investment income of less than $0.001 per share for the period indicated.
[sec]The investment adviser did not impose a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:

  Net investment income                             $0.57               $0.28
  Ratios (to average net assets):
   Expenses                                         1.77%               1.87%+
   Net investment income                            6.26%               5.44%+

See notes to financial statements

--------------------------------------------------------------------


                                                        Period Ended      Period Ended
                                                        February 28,      February 28,
                                                               1997*            1997**
                                                        ---------------   ---------------
                                                             Class C           Class I
                                                        ---------------   ---------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                      $  9.51           $  9.41
                                                           --------          --------
Income from investment operations# -
 Net investment income[sec]                                $  0.47           $  0.10
 Net realized and unrealized loss on investments             (0.09)            (0.01)
                                                           --------          --------
  Total from investment operations                         $  0.38           $  0.09
                                                           --------          --------
Less distributions declared to shareholders from net
 investment income                                         $ (0.46)          $ (0.10)
                                                           --------          --------
Net asset value - end of period                            $  9.43           $  9.40
                                                           --------          --------
Total return                                                 4.06%++           1.03%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                  1.55%+            0.48%+
 Net investment income                                       5.97%+            7.22%+
Portfolio turnover                                            339%              339%
Net assets, end of period (000 omitted)                    $ 6,046           $   470

 *For the period from the commencement of offering of Class C shares, April 1,
  1996 to February 28, 1997.
**For the period from the commencement of offering of Class I shares, January 2,
  1997 to February 28, 1997 +Annualized.
++Not annualized.
 #Per share data is based on average shares outstanding.
##The Fund's expenses are calculated without reduction for fees paid indirectly.
[sec]The investment adviser did not impose a portion of its management fee for certain of t periods indicated. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:
  Net investment income                                    $  0.46           $  0.09
  Ratios (to average net assets):
   Expenses                                                  1.70%+            0.63%+
   Net investment income                                     5.82%+            7.07%+

See notes to financial statements

Notes to Financial Statements

(1) Business and Organization

MFS Government Securities Fund (the Fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended February 28, 1997, $435,399 was reclassified from accumulated undistributed net investment income to accumulated net realized loss on investments due to differences between book and tax accounting for mortgage-backed securities. This change had no effect on the net assets or net asset value per share. At February 28, 1997, accumulated undistributed net investment income and accumulated net realized loss on investments under book accounting were different from tax accounting due to significant temporary differences in accounting for capital losses.

As of February 28, 1997, the Fund, for federal income tax purposes, had a capital loss carryforward of $37,119,277 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on February 28, 1999 ($272,762), February 28, 2003 ($20,719,753), and February 28, 2005 ($16,126,762).

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B, Class C, and Class I shares. The four classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates

Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate equal to the lesser of (i) 0.40% of average daily net assets or (ii) 0.25% of average daily net assets plus 3.40% of investment income. The investment adviser did not impose a portion of its fee, which is reflected as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $13,154 for the year ended February 28, 1997.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $60,477 for the year ended February 28, 1997, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $107,462 for the year ended February 28, 1997. Fees incurred under the distribution plan during the year ended February 28, 1997 were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class

C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $38,742 and $92 for Class B and Class C shares, respectively, for the year ended February 28, 1997. Fees incurred under the distribution plans during the year ended February 28, 1997 were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within twelve months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended February 28, 1997 were $3,861, $279,385 and $789 for Class A, Class B and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $1,371,991,466 and $1,436,922,251, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                          $388,427,073
                                        ------------
Gross unrealized depreciation           $ (4,461,164)
Gross unrealized appreciation              3,105,387
                                        ------------
  Net unrealized depreciation           $ (1,355,777)
                                        ------------

(5) Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


Class A Shares

                         February 28, 1997               February 29, 1996
                        ----------------------------- --------------------------------
                             Shares          Amount            Shares          Amount
                        ------------- ---------------   --------------- --------------
Shares sold               4,140,119    $ 38,922,278         5,924,628    $ 57,343,342
Shares issued to
  shareholders in
  reinvestment of
  distributions           1,321,595      12,427,596         1,417,405      13,598,580
Shares transferred to
  Class I                   (49,744)       (468,094)
Shares reacquired        (7,593,288)    (71,389,880)       (8,453,776)    (81,475,284)
                        -----------    ------------       -----------    ------------
 Net decrease            (2,181,318)   $(20,508,100)       (1,111,743)   $(10,533,362)
                        -----------    ------------       -----------    ------------


Class B Shares

                         February 28, 1997               February 29, 1996
                        ----------------------------- --------------------------------
                             Shares          Amount            Shares          Amount
                        ------------- ---------------   --------------- --------------
Shares sold               3,497,240    $ 32,902,922         7,243,533    $ 69,844,877
Shares issued to
  shareholders in
  reinvestment of
  distributions             466,248       4,381,846           485,387       4,657,192
Shares reacquired        (4,666,881)    (43,848,545)       (6,202,442)    (59,980,527)
                        -----------    ------------       -----------    ------------
 Net decrease              (703,393)   $ (6,563,777)        1,526,478    $ 14,521,542
                        -----------    ------------       -----------    ------------


Class C Shares

                          Period Ended
                        February 28, 1997*
                    -----------------------
                      Shares       Amount
                    ---------- ------------
Shares sold          655,092   $6,142,479
Shares issued to
  shareholders in
  reinvestment of
  distributions       15,823      148,965
Shares reacquired    (29,473)    (276,397)
                    --------   ----------
 Net increase        641,442   $6,015,047
                    --------   ----------

*For the period from the commencement of offering of Class C shares, April 1, 1996 to February 28, 1997.

Class I Shares

                        Period Ended
                        February 28, 1997**
                    -----------------------
                      Shares      Amount
                    ---------- ------------
Shares sold              529     $  5,013
Shares issued to
  shareholders in
  reinvestment of
  distributions          558        5,242
Shares transferred
  from Class A        49,744      468,094
Shares reacquired       (883)      (8,310)
                      ------      -------
 Net increase
   (decrease)         49,948     $470,039
                      ------      -------
**For the period from the commencement of offering of Class I February 28, 1997.

(7) Line of Credit

The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $400 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended February 28, 1997 was $4,341.

Independent Auditors' Report


To the Trustees and Shareholders of MFS Government Securities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Government Securities Fund as of February 28, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended February 28, 1997 and February 29, 1996, and the financial highlights for each of the years in the three-year period ended February 28, 1997, the eleven months ended February 28, 1994 and for each of the years in the seven-year period ended March 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at February 28, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Government Securities Fund at February 28, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Boston, Massachusetts

April 3, 1997

     ---------------------------------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) Government Securities Fund

Trustees
A. Keith Brodkin* - Chairman and President

Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991), Massachusetts Financial Services Company; Director, Cambridge Bancorp; Director, Cambridge Trust Company

Peter G. Harwood - Private Investor

J. Atwood Ives - Chairman and Chief Executive Officer, Eastern Enterprises

Lawrence T. Perera - Partner, Hemenway & Barnes

William J. Poorvu - Adjunct Professor, Harvard University Graduate School of Business Administration

Charles W. Schmidt - Private Investor

Arnold D. Scott* - Senior Executive Vice President, Director and Secretary, Massachusetts Financial Services Company

Jeffrey L. Shames* - President and Director, Massachusetts Financial Services Company

Elaine R. Smith - Independent Consultant

David B. Stone - Chairman, North American Management Corp. (investment advisers)

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

Portfolio Manager
Steven E. Nothern*

Treasurer
W. Thomas London*

Assistant Treasurer
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Custodian
State Street Bank and Trust Company

*Affiliated with the Investment Adviser

Auditors
Deloitte & Touche LLP

Investor Information
For MFS stock and bond market outlooks, call toll free: 1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

Investor Service
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances, and exchanges, call toll free:
1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.

World Wide Web
www.mfs.com



[DALBAR LOGO]

For the third year in a row, MFS earned a #1 ranking in the DALBAR, Inc. Broker/Dealer Survey, Main Office Operations Service Quality Category. The firm achieved a 3.48 overall score on a scale of 1 to 4 in the 1996 survey. A total of 110 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 15 categories, including "knowledge of phone service contacts," "accuracy of transaction processing," and "overall ease of doing business with the firm."

MFS(R) Government                [DALBAR LOGO]              ----------------
Securities Fund                                               Bulk Rate
                                                              U.S. Postage
                                                              P A I D
500 Boylston Street                                           Permit #55638
Boston, MA 02116-3741                                         Boston, MA
                                                            ----------------



[MFS Investment Management Logo]
We invented the mutual fund(SM)






(C) 1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                     MGS-2 4/97  31M  26/226/326

                                     PART C

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

          (a)  FINANCIAL STATEMENTS INCLUDED IN PART A:

               For the seven years ended March 31, 1993, the period ended February 28, 1994, and the three years ended, February 28, 1997:

                 Financial Highlights


               FINANCIAL STATEMENTS INCLUDED IN PART B:
                 At February 28, 1997:

                   Portfolio of Investments*
                   Statement of Assets and Liabilities*


                 For the year ended February 28, 1997:
                   Statement of Operations*

                 For the year ended February 29, 1996 and the year ended
                   February 28, 1997:
                   Statement of Changes in Net Assets*


-------------------------------

* Incorporated herein by reference to the Fund's Annual Report to shareholders dated February 28, 1997, which was filed with the SEC via EDGAR on May 2, 1997.


          (b)  EXHIBITS:

               1 (a) Amended and Restated Declaration of Trust, dated March
                     20, 1995. (3)

                 (b) Amendment to the Declaration of Trust, dated March 13,
                     1996. (7)


                 (c) Amendment to the Declaration of Trust, dated June 20, 1996.
                     (9)

                 (d) Amendment to the Declaration of Trust - Redesignation of
                     Class P Shares as Class I Shares, dated December 19, 1996; filed herewith.


               2  Amended and Restated By-Laws, dated December 21, 1994. (3)

               3  Not Applicable.

               4  Form of Share Certificate for Classes of Shares. (8)

               5 (a) Investment Advisory Agreement dated July 18, 1984 by and between the Registrant and Massachusetts Financial Services Company. (6)

                 (b) Amendment to the Investment Advisory Agreement, dated
                     February 1, 1994. (6)

               6 (a) Distribution Agreement, dated January 1, 1995. (3)


                 (b) Dealer Agreement between MFS Fund Distributors Inc. and a dealer, and the Mutual Fund Agreement between MFD and a bank or NASD affiliate, dated December 28, 1994, as amended on April 11, 1997. (13)


               7 Retirement Plan for Non-Interested Person Trustees, dated April 1, 1991. (6)

               8 (a) Custodian Contract between Registrant and State Street Bank
                     & Trust Company, dated May 24, 1988. (6)

                 (b) Amendment to Custodian Contract, dated May 24, 1988. (6)

                 (c) Amendment to Custodian Contract, dated October 1, 1989. (6)

                 (d) Amendment to Custodian Contract, dated September 17, 1991.
                     (6)

               9 (a) Shareholder Servicing Agreement between Registrant and
                     Massachusetts Financial Service Center, dated August 1, 1985. (6)

                 (b) Amendment to Shareholder Servicing Agent Agreement, dated
                     January 1, 1997, to amend Fee Schedule; filed herewith.


                 (c) Dividend Disbursing Agency Agreement, dated February 1,
                     1986. (4)

                 (d) Exchange Privilege Agreement, dated September 1, 1993. (4)

                 (e) Exchange Privilege Agreement, dated September 1, 1993, as amended and restated through and including January 1, 1997.
                     (11)

                 (f) Loan Agreement by and among The Banks Named Therein, The
                     MFS Borrowers Named Therein, and The First National Bank of Boston as Agent, dated February 21, 1995. (2)

                 (g) Third Amendment, dated February 14, 1997, to the Loan
                     Agreement, dated February 21, 1995, as heretofore amended, by and among the Borrowers , the Banks and the Agent. (14)

                 (h) Master Administrative Services Agreement, dated March 1,
                     1997. (13)

              10 Consent and Opinion of Counsel filed with Registrant's Rule
                 24f-2 Notice for the fiscal year ended February 28, 1997, on April 29, 1997.


              11 Consent of Deloitte & Touche LLP; filed herewith.

              12 Not Applicable.

              13 Not Applicable.

              14 (a) Forms for Individual Retirement Account Disclosure
                     Statement as currently in effect. (5)

                 (b) Forms for MFS 403(b) Custodial Account Agreement as
                     currently in effect. (5)

                 (c) Forms for MFS Prototype Paired Defined Contribution Plans
                     and Trust Agreement as currently in effect. (5)


              15 Master Distribution Plan pursuant to Rule 12b-1 under the
                 Investment Company Act of 1940, effective January 1, 1997. (10)




              16 (a) Schedule for Computation of Performance Quotations -
                     Average Annual Total Rate of Return, Aggregate Total Rate of Return and Standardized Yield. (1)


              17 Financial Data Schedules for Class A, Class B, Class C and
                 Class I shares of the Fund; filed herewith.

              18 Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940. (8)

                 Power of Attorney dated September 21, 1994; filed herewith.

----------------------------

  (1) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 26 filed with the SEC via EDGAR on February 22, 1995.

  (2) Incorporated by reference to Amendment No. 8 on Form N-2 for MFS Municipal Income Trust (File No. 811-4841) filed with the SEC via EDGAR on February 28, 1995.

  (3) Incorporated by reference to Registrant's Post-Effective Amendment No. 16 filed with the SEC via EDGAR on June 28, 1995.

  (4) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on July 28, 1995.

  (5) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 32 filed with the SEC via EDGAR on August 28, 1995.

  (6) Incorporated by reference to Registrant's Post-Effective Amendment No. 17 filed with the SEC via EDGAR on October 13, 1995.

  (7) Incorporated by reference to Registrant's Post-Effective Amendment No. 18 filed with the SEC via EDGAR on March 29, 1996.


  (8) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 25 filed with the SEC via EDGAR on August 27, 1996.

  (9) Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed with the SEC via EDGAR on August 29, 1996.

 (10) Incorporated by reference to MFS Series Trust IV (File Nos. 2-54607 and 811-2594) Post-Effective Amendment No. 30 filed with the SEC via EDGAR on December 27, 1996.

 (11) Incorporated by reference to MFS Series Trust VIII (File Nos. 33-37972 and 811-5262) Post-Effective Amendment No. 13 filed with the SEC via EDGAR on February 27, 1997.

 (12) Incorporated by reference to MFS/Sun Life Series Trust (File Nos. 2-83616 and 811-3732) Post-Effective Amendment No. 19 filed with the SEC via EDGAR on March 18, 1997.

 (13) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 24 filed with the SEC via EDGAR on May 29, 1997.

 (14) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on June 26, 1997.



ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          Not applicable.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

                         (1)                                 (2)
                    TITLE OF CLASS                  NUMBER OF RECORD HOLDERS

          Class A Shares of Beneficial Interest             17,214
            (without par value)                       (as of May 31, 1997)

          Class B Shares of Beneficial Interest              6,754
            (without par value)                       (as of May 31, 1997)

          Class C Shares of Beneficial Interest                131
            (without par value)                       (as of May 31, 1997)


          Class I Shares of Beneficial Interest                  2
            (without par value)                       (as of May 31, 1997)


ITEM 27.  INDEMNIFICATION

          Reference is hereby made to (a) Article V of Registrant's Declaration of Trust, incorporated by reference to the Registrant's Post-Effective Amendment No. 16, filed with the SEC on June 28, 1995 and (b) Section 9 of the Shareholder Servicing Agent Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 17, filed with the SEC via EDGAR on October 13, 1995.

          The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.


ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds: Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Growth Opportunities Fund, MFS Government Securities Fund, MFS Government Limited Maturity Fund, The MFS Series Trust (which has one series: MFS Aggressive Small Cap Equity Fund), MFS Series Trust I (which has thirteen series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, MFS World Asset Allocation Fund, MFS Aggressive Growth Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Equity Income Fund, MFS Special Opportunities Fund, MFS Convertible Securities Fund, MFS Blue Chip Fund, MFS New Discovery Fund, MFS Science and Technology Fund and MFS Research International
Fund), MFS Series Trust II (which has four series: MFS Emerging Growth Fund, MFS Capital Growth Fund, MFS Intermediate Income Fund and MFS Gold & Natural Resources Fund), MFS Series Trust III (which has two series: MFS High Income Fund and MFS Municipal High Income Fund), MFS Series Trust IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS OTC Fund), MFS Series Trust V (which has two series: MFS Total Return Fund and MFS Research Fund), MFS Series Trust VI (which has three series:
MFS World Total Return Fund, MFS Utilities Fund and MFS World Equity Fund), MFS Series Trust VII (which has two series: MFS World Governments Fund and MFS Value
Fund), MFS Series Trust VIII (which has two series: MFS Strategic Income Fund and MFS World Growth Fund), MFS Series Trust IX (which has three series: MFS Bond Fund, MFS Limited Maturity Fund and MFS Municipal Limited Maturity Fund), MFS Series Trust X (which has four series: MFS Government Mortgage Fund, MFS/Foreign & Colonial Emerging Markets Equity Fund, MFS/Foreign & Colonial International Growth Fund and MFS/Foreign & Colonial International Growth and Income Fund), and MFS Municipal Series Trust (which has 16 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS West Virginia Municipal Bond Fund and MFS Municipal Income Fund) (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts 02116. MFS also serves as investment adviser of the following no-load, open-end Funds: MFS Institutional Trust ("MFSIT") (which has seven series), MFS Variable Insurance Trust ("MVI") (which has twelve series) and MFS Union Standard Trust ("UST"). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts 02116.

          In addition, MFS serves as investment adviser to the following closed-end funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts 02116.

          Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL"), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account. The principal business address of each of the aforementioned funds is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

          MFS International Ltd. ("MIL"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Cedar House, 41 Cedar Avenue, Hamilton HM12 Bermuda, serves as investment adviser to and distributor for MFS American Funds (which has six portfolios: MFS American Funds-U.S. Equity Fund, MFS American Funds-U.S. Emerging Growth Fund, MFS American Funds-U.S. High Yield Bond Fund, MFS American Funds - U.S. Dollar Reserve Fund, MFS American Funds-Charter Income Fund and MFS American Funds-U.S. Research Fund) (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg.

          MIL also serves as investment adviser to and distributor for MFS Meridian U.S. Government Bond Fund, MFS Meridian Charter Income Fund, MFS Meridian Global Government Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian Global Equity Fund, MFS Meridian Limited Maturity Fund, MFS Meridian World Growth Fund, MFS Meridian Money Market Fund, MFS Meridian World Total Return Fund, MFS Meridian U.S. Equity Fund, MFS Meridian Research Fund, MFS Meridian U.S. High Yield Fund and MFS Emerging Markets Debt Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

          MFS International (U.K.) Ltd. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is 4 John Carpenter Street, London, England ED4Y 0NH, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

          MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI, UST and MFSIT.

          Clarendon Insurance Agency, Inc. ("CIAI"), a wholly owned subsidiary of MFS, serves as distributor for certain life insurance and annuity contracts issued by Sun Life Assurance Company of Canada (U.S.).

          MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT, MVI and UST.

          MFS Institutional Advisors, Inc. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

          MFS Retirement Services, Inc. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

          MFS

          The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold
D. Scott, Donald A. Stewart and John D. McNeil. Mr. Brodkin is the Chairman, Mr. Shames is the President, Mr. Scott is a Senior Executive Vice President and Secretary, Bruce C. Avery, William S. Harris, William W. Scott, Jr., Patricia A. Zlotin, John W. Ballen, Thomas J. Cashman, Jr., Joseph W. Dello Russo and Kevin
R. Parke are Executive Vice Presidents, Stephen E. Cavan is a Senior Vice President, General Counsel and an Assistant Secretary, Robert T. Burns is a Senior Vice President, Associate General Counsel and an Assistant Secretary of MFS, and Thomas B. Hastings is a Vice President and Treasurer of MFS.

          MASSACHUSETTS INVESTORS TRUST
          MASSACHUSETTS INVESTORS GROWTH STOCK FUND
          MFS GROWTH OPPORTUNITIES FUND
          MFS GOVERNMENT SECURITIES FUND
          MFS SERIES TRUST I
          MFS SERIES TRUST V
          MFS SERIES TRUST VI
          MFS SERIES TRUST X
          MFS GOVERNMENT LIMITED MATURITY FUND

          A. Keith Brodkin is the Chairman and President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley, Vice Presidents of MFS, are the Assistant Treasurers, James R. Bordewick, Jr., Senior Vice President and Associate General Counsel of MFS, is the Assistant Secretary.

          MFS SERIES TRUST II

          A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS GOVERNMENT MARKETS INCOME TRUST
          MFS INTERMEDIATE INCOME TRUST

          A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS SERIES TRUST III

          A. Keith Brodkin is the Chairman and President, James T. Swanson, Robert J. Manning, Cynthia M. Brown and Joan S. Batchelder, Senior Vice Presidents of MFS, and Bernard Scozzafava, Vice President of MFS, are Vice Presidents, Sheila Burns-Magnan, Assistant Vice President of MFS, and Daniel E. McManus, Vice President of MFS, are Assistant Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS SERIES TRUST IV
          MFS SERIES TRUST IX

          A. Keith Brodkin is the Chairman and President, Robert A. Dennis and Geoffrey L. Kurinsky, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS SERIES TRUST VII

          A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg and Stephen C. Bryant, Senior Vice Presidents of MFS, are Vice Presidents, Stephen
E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS SERIES TRUST VIII

          A. Keith Brodkin is the Chairman and President, Jeffrey L. Shames, Leslie J. Nanberg, Patricia A. Zlotin, James T. Swanson and John D. Laupheimer, Jr., Vice President of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS MUNICIPAL SERIES TRUST

          A. Keith Brodkin is the Chairman and President, Cynthia M. Brown and Robert A. Dennis are Vice Presidents, David B. Smith, Geoffrey L. Schechter and David R. King, Vice Presidents of MFS, are Vice Presidents, Daniel E. McManus, Vice President of MFS, is an Assistant Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS VARIABLE INSURANCE TRUST
          MFS UNION STANDARD TRUST
          MFS INSTITUTIONAL TRUST

          A. Keith Brodkin is the Chairman and President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS MUNICIPAL INCOME TRUST

          A. Keith Brodkin is the Chairman and President, Cynthia M. Brown and Robert J. Manning are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS MULTIMARKET INCOME TRUST
          MFS CHARTER INCOME TRUST

          A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg and James T. Swanson are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS SPECIAL VALUE TRUST

          A. Keith Brodkin is the Chairman and President, Jeffrey L. Shames and Robert J. Manning are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS/SUN LIFE SERIES TRUST

          John D. McNeil, Chairman and Director of Sun Life Assurance Company of Canada, is the Chairman, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

          MONEY MARKET VARIABLE ACCOUNT
          HIGH YIELD VARIABLE ACCOUNT
          CAPITAL APPRECIATION VARIABLE ACCOUNT
          GOVERNMENT SECURITIES VARIABLE ACCOUNT
          TOTAL RETURN VARIABLE ACCOUNT
          WORLD GOVERNMENTS VARIABLE ACCOUNT
          MANAGED SECTORS VARIABLE ACCOUNT

          John D. McNeil is the Chairman, Stephen E. Cavan is the Secretary, and James R. Bordewick, Jr., is the Assistant Secretary.

          MIL

          A. Keith Brodkin is a Director and the Chairman, Arnold D. Scott and Jeffrey L. Shames are Directors, Thomas J. Cashman, Jr., an Executive Vice President of MFS, is a Senior Vice President, Stephen E. Cavan is a Director, Senior Vice President and the Clerk, James R. Bordewick, Jr. is a Director, Vice President and an Assistant Clerk, Robert T. Burns is an Assistant Clerk, Joseph
W. Dello Russo, Executive Vice President and Chief Financial Officer of MFS, is the Treasurer and Thomas B. Hastings is the Assistant Treasurer.

          MIL-UK

          A. Keith Brodkin is a Director and the Chairman, Arnold D. Scott, Jeffrey L. Shames, and James R. Bordewick, Jr., are Directors, Stephen E. Cavan is a Director and the Secretary, James E. Russell is the Treasurer, and Robert
T. Burns is the Assistant Secretary.

          MIL FUNDS

          A. Keith Brodkin is the Chairman, President and a Director, Richard B. Bailey, John A. Brindle, Richard W. S. Baker and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS MERIDIAN FUNDS

          A. Keith Brodkin is the Chairman, President and a Director, Richard B. Bailey, John A. Brindle, Richard W. S. Baker, Arnold D. Scott, Jeffrey L. Shames and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James R. Bordewick, Jr., is the Assistant Secretary and James O. Yost is the Assistant Treasurer.

          MFD

          A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, William W. Scott, Jr., an Executive Vice President of MFS, is the President, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary, Joseph W. Dello Russo is the Treasurer, and Thomas B. Hastings is the Assistant Treasurer.

          CIAI

          A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Cynthia Orcott is President, Bruce C. Avery is the Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

          MFSC

          A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Joseph A. Recomendes, a Senior Vice President of MFS, is Vice Chairman and a Director, Janet A. Clifford is the Executive Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

          MFSI

          A. Keith Brodkin is the Chairman and a Director, Jeffrey L. Shames, and Arnold D. Scott are Directors, Thomas J. Cashman, Jr., is the President and a Director, Leslie J. Nanberg is a Senior Vice President, a Managing Director and a Director, George F. Bennett, Carol A. Corley, John A. Gee, Brianne Grady and Kevin R. Parke (who is an Executive Vice President of MFS) are Senior Vice Presidents and Managing Directors, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Secretary.

          RSI

          William W. Scott, Jr. and Bruce C. Avery are Directors, Arnold D. Scott is the Chairman and a Director, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary and Sharon A. Brovelli and Martin E. Beaulieu are Senior Vice Presidents.

          In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

          A. Keith Brodkin       Director, Sun Life Assurance Company of Canada
                                  (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts Director, Sun Life Insurance and Annuity Company of New York,
                                  67 Broad Street, New York, New York

          Donald A. Stewart      President and a Director, Sun Life Assurance
                                  Company of Canada, Sun Life Centre, 150
                                  King Street West, Toronto, Ontario, Canada
                                  (Mr. Stewart is also an officer and/or
                                  Director of various subsidiaries and
                                  affiliates of Sun Life)

          John D. McNeil         Chairman, Sun Life Assurance Company
                                  of Canada, Sun Life Centre, 150 King Street
                                  West, Toronto, Ontario, Canada (Mr. McNeil is also an officer and/or Director of various subsidiaries and affiliates of Sun Life)

          Joseph W. Dello Russo  Director of Mutual Fund Operations, The Boston
                                  Company, Exchange Place, Boston, Massachusetts (until August, 1994)

ITEM 29.  DISTRIBUTORS

          (a)  Reference is hereby made to Item 28 above.

          (b) Reference is hereby made to Item 28 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

          (c)  Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

          The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                      NAME                                 ADDRESS

          Massachusetts Financial Services           500 Boylston Street
            Company (investment adviser)             Boston, MA 02116

          MFS Fund Distributors, Inc.                500 Boylston Street
            (principal underwriter)                  Boston, MA 02116

          State Street Bank and                      State Street South
            Trust Company (custodian)                5 - West
                                                     North Quincy, MA 02171

          MFS Service Center, Inc.                   500 Boylston Street
            (transfer agent)                         Boston, MA 02116

ITEM 31.  MANAGEMENT SERVICES

          Not applicable.


ITEM 32.  UNDERTAKINGS

          (a)  Not applicable.

          (b)  Not applicable.

          (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest Annual Report to shareholders upon request and without charge.

          (d) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions set forth in Item 27 of this Part C, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being Registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 24th day of June, 1997.

                                    MFS GOVERNMENT SECURITIES FUND


                                    By: JAMES R. BORDEWICK, JR.
                                        -----------------------------
                                    Name:    James R. Bordewick, Jr.
                                    Title:   Assistant Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on June 24, 1997.

             SIGNATURE                          TITLE


A. KEITH BRODKIN*                     Chairman, President (Principal Executive
--------------------------            Officer) and Trustee
A. Keith Brodkin


W. THOMAS LONDON*                     Treasurer (Principal Financial Officer
--------------------------            and Principal Accounting Officer)
W. Thomas London


RICHARD B. BAILEY*                    Trustee
--------------------------
Richard B. Bailey


PETER G. HARWOOD*                     Trustee
--------------------------
Peter G. Harwood


J. ATWOOD IVES*                       Trustee
--------------------------
J. Atwood Ives


LAWRENCE T. PERERA*                   Trustee
--------------------------
Lawrence T. Perera


WILLIAM J. POORVU*                    Trustee
--------------------------
William J. Poorvu


CHARLES W. SCHMIDT*                   Trustee
--------------------------
Charles W. Schmidt


ARNOLD D. SCOTT*                      Trustee
--------------------------
Arnold D. Scott


JEFFREY L. SHAMES*                    Trustee
--------------------------
Jeffrey L. Shames


ELAINE R. SMITH*                      Trustee
--------------------------
Elaine R. Smith


DAVID B. STONE*                       Trustee
--------------------------
David B. Stone


                                      *By: JAMES R. BORDEWICK, JR.
                                           -----------------------------
                                      Name:    James R. Bordewick, Jr.
                                                 as Attorney-in-fact

                                      Executed by James R. Bordewick, Jr. on
                                      behalf of those indicated pursuant to a
                                      Power of Attorney dated September 21,
                                      1994; filed herewith.

                                POWER OF ATTORNEY

                         MFS GOVERNMENT SECURITIES FUND


         The undersigned, Trustees and officers of MFS Government Securities Fund (the "Registrant"), hereby severally constitute and appoint A. Keith Brodkin, W. Thomas London, Stephen E. Cavan and James R. Bordewick, Jr., and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for each of the undersigned, in the names of, and in the capacities indicated below, any Registration Statement and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the Registrant as a management investment company under the Investment Company Act of 1940 and/or the shares issued by the Registrant under the Securities Act of 1933 granting unto our said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hand on this 21st day of September, 1994.

             SIGNATURES                         TITLE(S)

A. KEITH BRODKIN                      Chairman of the Board; Trustee;
--------------------------            and Principal Executive Officer
A. Keith Brodkin


RICHARD B. BAILEY                     Trustee
--------------------------
Richard B. Bailey


PETER G. HARWOOD                      Trustee
--------------------------
Peter G. Harwood


J. ATWOOD IVES                        Trustee
--------------------------
J. Atwood Ives


LAWRENCE T. PERERA                    Trustee
--------------------------
Lawrence T. Perera


WILLIAM J. POORVU                     Trustee
--------------------------
William J. Poorvu


CHARLES W. SCHMIDT                    Trustee
--------------------------
Charles W. Schmidt


ARNOLD D. SCOTT                       Trustee
--------------------------
Arnold D. Scott


JEFFREY L. SHAMES                     Trustee
--------------------------
Jeffrey L. Shames


ELAINE R. SMITH                       Trustee
--------------------------
Elaine R. Smith


DAVID B. STONE                        Trustee
--------------------------
David B. Stone


W. THOMAS LONDON                      Principal Financial and Accounting
--------------------------            Officer
W. Thomas London

                                INDEX TO EXHIBITS


EXHIBIT NO.                 DESCRIPTION OF EXHIBIT                     PAGE NO.



     1   (d)  Amendment to the Declaration of Trust - Redesignation
               of Class P Shares as Class I Shares, dated December
               19, 1996

     9   (b)  Amendment to Shareholder Servicing Agreement , dated
               January 1, 1997, to amend Fee Schedule

    11        Consent of Deloitte & Touche LLP

    17        Financial Data Schedules for Class A, Class B, Class C
               and Class I shares of the Fund